                            SCHEDULE 14A INFORMATION
                                 (RULE 14A-101
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement  [ ]  Confidential, for Use
                                       of the Commission
                                       Only (as permitted by
                                       Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               WILLIAM LYON HOMES
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3)  Filing Party:

--------------------------------------------------------------------------------

     (4)  Date Filed:

--------------------------------------------------------------------------------

                           [WILLIAM LYON HOMES LOGO]
                                                                   April 7, 2000

Dear Stockholder:

     This letter accompanies the Proxy Statement for our Annual Meeting of Holders of Common Stock to be held at 3:30 p.m. local time, on Tuesday, May 9, 2000, at the Irvine Marriott, 18000 Von Karman Avenue, Irvine, California 92612. We hope that it will be possible for you to attend in person.

     At the Annual Meeting, you will be asked to vote upon the following matters:

     - the election of nine directors to serve on our Board of Directors for the coming year;

     - the adoption and approval of the William Lyon Homes 2000 Stock Incentive Plan;

     - the ratification of the Board's selection of Ernst & Young LLP as our auditors for the fiscal year ending December 31, 2000; and

     - any other business that properly comes before the Annual Meeting or any adjournments or postponements thereof.

     In addition, we will present a report on our operations and activities for the past year. Following the meeting, management will be pleased to answer your questions about William Lyon Homes.

     The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the matters upon which you will vote at the upcoming Annual Meeting and we urge you to read these materials carefully. Your vote is very important, regardless of how many shares you own. We hope you can attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the Proxy Card in the enclosed envelope. If you attend the Annual Meeting, you may vote in person if you wish, even though you have previously returned your proxy.

                                          Sincerely,

                                        /s/ William Lyon
                                            ------------------------------------
                                            William Lyon
                                            Chairman of the Board of Directors
                                            and Chief Executive Officer

                                        /s/ Wade H. Cable
                                            ------------------------------------
                                            Wade H. Cable
                                            President and
                                            Chief Operating Officer

            4490 Von Karman Avenue, Newport Beach, California 92660

                           [WILLIAM LYON HOMES LOGO]

                            NOTICE OF ANNUAL MEETING
                           OF HOLDERS OF COMMON STOCK
                       TO BE HELD ON TUESDAY, MAY 9, 2000

To the Holders of Common Stock of William Lyon Homes:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Holders of Common Stock of William Lyon Homes, a Delaware corporation, will be held at 3:30 p.m. local time, on Tuesday, May 9, 2000, at the Irvine Marriott, 18000 Von Karman Avenue, Irvine, California 92612, for the following purposes:

          - To elect nine directors to serve on our Board of Directors for the coming year;

          - To consider and act upon a proposal for the adoption and approval of the William Lyon Homes 2000 Stock Incentive Plan;

          - To consider and act upon a proposal to ratify the Board's selection of Ernst & Young LLP as our auditors for the fiscal year ending December 31, 2000; and

          - To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Only stockholders of record of the Common Stock of William Lyon Homes at the close of business on Monday, March 20, 2000 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. A list of such stockholders entitled to vote will be available for inspection by any stockholder at the Annual Meeting, or for 10 days prior to the Annual Meeting at our principal executive offices located at 4490 Von Karman Avenue, Newport Beach, California 92660.

                                      By Order of the Board of Directors,

                                      /s/ Linda L. Foster
                                          --------------------------------------
                                          Linda L. Foster
                                          Vice President and Corporate Secretary

Newport Beach, California
April 7, 2000

     TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ATTACHED PROXY CARD AND RETURN IT PROMPTLY IN THE POSTAGE PAID, ADDRESSED ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN THOUGH YOU HAVE SENT IN YOUR PROXY CARD. YOUR PROXY CAN BE WITHDRAWN BY YOU AT ANY TIME BEFORE IT IS VOTED.

                           [WILLIAM LYON HOMES LOGO]

                                PROXY STATEMENT

                            SOLICITATION OF PROXIES

MEETING DATE; MATTERS TO BE VOTED UPON

     This Proxy Statement is being furnished to the Holders of Common Stock of William Lyon Homes, a Delaware corporation, in connection with the solicitation of the accompanying proxy by the William Lyon Homes Board of Directors for use at the Annual Meeting of Holders of Common Stock of William Lyon Homes to be held at 3:30 p.m. local time, on Tuesday, May 9, 2000, at the Irvine Marriott, 18000 Von Karman Avenue, Irvine, California 92612, and at any adjournments or postponements thereof. At the Annual Meeting, Holders of Common Stock of William Lyon Homes, will be asked to vote upon the following matters:

     - the election of nine directors to serve on our Board of Directors for the coming year;

     - the adoption and approval of the William Lyon Homes 2000 Stock Incentive Plan;

     - the ratification of the Board's selection of Ernst & Young LLP as our auditors for the fiscal year ending December 31, 2000; and

     - any other business that properly comes before the Annual Meeting or any adjournments or postponements thereof.

     This Proxy Statement and the accompanying Proxy Card are first being mailed to you on or about April 7, 2000.

SOLICITATION OF PROXIES AND EXPENSES

     The cost of the solicitation of proxies will be paid by William Lyon Homes. In addition to solicitation of proxies by use of the mails, directors, officers and employees may solicit proxies personally, or by other appropriate means. Following the original mailing of the proxies and other soliciting materials, we will request that brokers, custodians, nominees and other record holders forward copies of the proxy and other soliciting materials to persons for whom they hold shares of William Lyon Homes Common Stock and request authority for the exercise of proxies. In such cases, we will reimburse them for their reasonable expenses in doing so. William Lyon Homes has retained the services of Proxy Express, Inc. to assist in the distribution and solicitation of proxies at an estimated cost of $550, plus certain out-of-pocket expenses.

                                     VOTING

RECORD DATE; OUTSTANDING SHARES; QUORUM

     Only holders of record of William Lyon Homes Common Stock at the close of business on Monday, March 20, 2000 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. As of the close of business on Monday, March 20, 2000, there were 10,439,135 shares of William Lyon Homes Common Stock outstanding and entitled to vote, held of record by approximately 1,948 beneficial owners of our Common Stock. A majority of the shares issued and outstanding and entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business. Each holder of Common Stock is entitled to one vote for each share of William Lyon Homes Common Stock held as of the Record Date. A list of such stockholders entitled to vote will be available for inspection by any stockholder at the Annual Meeting, or for 10 days prior to the Annual Meeting at our principal executive offices located at 4490 Von Karman Avenue, Newport Beach, California 92660.

VOTING OF PROXIES; REVOCATION OF PROXIES

     You are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed envelope. All properly executed, returned, and unrevoked proxies will be voted in accordance with the instructions indicated thereon. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR THE ELECTION OF EACH DIRECTOR NOMINEE LISTED ON THE PROXY CARD, FOR THE ADOPTION AND APPROVAL OF THE WILLIAM LYON HOMES 2000 STOCK INCENTIVE PLAN, AND FOR RATIFICATION OF THE BOARD'S SELECTION OF ERNST & YOUNG LLP AS OUR AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000. The William Lyon Homes Board of Directors does not presently intend to bring any business before the Annual Meeting other than that referred to in this Proxy Statement and specified in the Notice of the Annual Meeting. As to any business that may properly come before the Annual Meeting, including any motion made for adjournment or postponement of the Annual Meeting (including for purposes of soliciting additional votes for election of directors), the proxies will be voted at the Board's discretion. Any William Lyon Homes stockholder who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by (i) filing a written revocation with, or delivering a duly executed proxy bearing a later date to, the Vice President and Corporate Secretary of William Lyon Homes, 4490 Von Karman Avenue, Newport Beach, California 92660, or
(ii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting, by itself, will not revoke a proxy).

VOTES REQUIRED

     The affirmative vote of a plurality of the votes cast is required to elect any nominee for director. The approvals and adoption of the Stock Incentive Plan and the ratification of the Board's selection of auditors each require approval by a majority of the votes cast at the Annual Meeting.

ABSTENTIONS; BROKER NON-VOTES

     If an executed proxy is returned and you have specifically abstained from voting on any matter, the shares represented by such proxy will be considered present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been cast with respect to such matter. If an executed proxy is returned by a broker holding shares in street name that indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will also not be considered to have been cast with respect to such matter. Thus, with respect to the election of directors, approval of the Stock Incentive Plan and ratification of selection of auditors abstentions and broker non-votes will have no effect on the outcome of the vote.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     On February 2, 2000, the Board of Directors adopted a resolution increasing the number of directors on the Board from eight to nine and filled the four vacancies and the one newly created directorship. At the Annual Meeting, you will be asked to vote on the election of nine directors who will constitute the full Board of Directors of William Lyon Homes. The nine nominees receiving the highest number of votes, up to the number of directors to be elected, will be elected to the Board of Directors. Each director so elected will hold office until the next Annual Meeting of William Lyon Homes and until his successor is duly elected and qualified.

GENERAL

     Each proxy received will be voted for the election of the persons named below, unless the stockholder signing such proxy withholds authority to vote for one or more of these nominees in the manner described on the proxy card. Although it is not contemplated that any nominee named below will decline or be unable to serve as a director, in the event any nominee declines or is unable to serve as a director, the proxies will be voted by the proxy holders as directed by the Board of Directors.

     Except as described below, there are no family relationships between any director, nominee or executive officer and any other director, nominee or executive officer of William Lyon Homes. Except as described below, there are no arrangements or understandings between any director, nominee or executive officer and any other person pursuant to which he has been or will be selected as a director and/or executive officer of William Lyon Homes. See
"-- Information Regarding the Directors of William Lyon Homes." Except as described below, there are no material proceedings to which any director, nominee, executive officer or affiliate of ours, any owner of record or beneficially of more than five percent (5%) of our Common Stock, or any associate of any such director, nominee, officer, affiliate of us, or security holder is a party adverse to the Company or any of our subsidiaries, or has a material interest adverse to us or any of our subsidiaries.

                                                                                       DIRECTOR
                NAME                   AGE            PRINCIPAL OCCUPATION             SINCE(1)
                ----                   ---            --------------------             --------
General William Lyon.................   77    Chairman of the Board of Directors           1987
                                              and Chief Executive Officer of the
                                              Company
Wade H. Cable........................   51    President and Chief Operating Officer        1985
                                              of the Company
General James E. Dalton..............   69    Independent defense industry                 1991
                                              consultant
Richard E. Frankel...................   54    Chairman of the Board and Chief              2000
                                              Executive Officer of Duxford
                                              Financial, Inc.
William H. Lyon......................   26    Employee of the Company                      2000
William H. McFarland.................   60    Real estate developer                        2000
Michael L. Meyer.....................   61    Chief Executive Officer of Michael L.        2000
                                              Meyer Company
Raymond A. Watt......................   81    Real estate developer                        1997
Randolph W. Westerfield..............   58    Dean of the University of Southern           2000
                                              California (USC) Marshall School of
                                              Business

---------------
(1) Includes date of first service as a director for the former The Presley Companies or the Company, as applicable.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES LISTED ABOVE.

                            DIRECTORS AND COMMITTEES

INFORMATION REGARDING THE DIRECTORS OF WILLIAM LYON HOMES

     The following table lists the persons nominated by the Board of Directors for election as directors of William Lyon Homes (the "Company") and provides their respective ages and current positions with the Company. Biographical information for each nominee is provided below. On November 5, 1999, the Company acquired substantially all the assets and assumed substantially all of the related liabilities of the former William Lyon Homes, Inc., a California corporation, in accordance with a Purchase Agreement executed as of October 7, 1999 with the former William Lyon Homes, Inc., William Lyon and William H. Lyon (See "-- Acquisition of Substantially All of the Assets and Assumption of Substantially All of the Related Liabilities of Corporate Enterprises, Inc., the former William Lyon Homes, Inc."). On November 5, 1999, at a Special Meeting of Stockholders, the stockholders approved a proposal to adopt a certificate of ownership and merger, pursuant to which the former The Presley Companies would merge with and into the Company, which, at the time was a newly-formed Delaware corporation named Presley Merger Sub, Inc., and a wholly owned subsidiary of the former The Presley Companies. The Company was the surviving corporation in the merger. On November 11, 1999, the certificate of ownership and merger was filed in the State of Delaware and the merger became effective. In the merger the Company was renamed "The Presley Companies" which in turn was renamed "William Lyon Homes" on December 31, 1999. Effective on November 5, 1999, the former William Lyon Homes, Inc. changed its name to Corporate Enterprises, Inc. Accordingly, the Company's business was conducted during 1999 by the former The Presley Companies until the merger. See "Certain Business Relationships and Related Transactions," under the heading "-- Acquisition of Substantially All of the Assets and Assumption of Substantially All of the Related Liabilities of Corporate Enterprises, Inc., the former William Lyon Homes, Inc."

                   NAME                     AGE                     POSITION
                   ----                     ---                     --------
General William Lyon......................   77    Chairman of the Board of Directors and
                                                   Chief Executive Officer
Wade H. Cable.............................   51    Director, President and Chief Operating
                                                   Officer
General James E. Dalton(a, b).............   69    Director
Richard E. Frankel........................   54    Director
William H. Lyon...........................   26    Director
William H. McFarland(a, b)................   60    Director
Michael L. Meyer(a, b)....................   61    Director
Raymond A. Watt(a, b).....................   81    Director
Randolph W. Westerfield(a, b).............   58    Director

---------------
(a) Member of Audit Committee
(b) Member of Compensation Committee

     GENERAL WILLIAM LYON, was elected director and Chairman of the Board of the former The Presley Companies in 1987 and has served the Company in that capacity since the merger. General Lyon also serves as the Chairman of the Board, President and Chief Executive Officer of Corporate Enterprises, Inc. In recognition of his distinguished career in real estate development, General Lyon was elected to the California Building Industry Foundation Hall of Fame in 1985. General Lyon is a retired USAF Major General and was Chief of the Air Force Reserve from 1975 to 1979. General Lyon is a director of Fidelity Financial Services, Inc. and Kellstrom Industries.

     WADE H. CABLE, has served since 1985 as a Director, President and Chief Executive Officer of the former The Presley Companies and has served the Company in that capacity since the merger. Mr. Cable is currently our President and Chief Operating Officer. Prior to joining us, he worked for thirteen years with Pacific Enterprises as a senior executive in various of its real estate operations, including two years as an Executive Vice President of Pacific Lighting Real Estate Group and four years as the President of Fredericks Development Company, a residential developer and home builder.

     GENERAL JAMES E. DALTON, USAF (Ret.), was elected in 1991 to the Board of Directors of the former The Presley Companies and has served the Company in that capacity since the merger. He serves as Chairman of our Audit Committee and is a member of the Compensation Committee. General Dalton was the President of Logicon R&D Associates, a subsidiary of Logicon Corporation (a defense contractor providing advanced technology systems and services), a position he held from 1985 until his retirement in December 1998. He also served as General Manager of Logicon's Defense Technology Group from 1995 until his retirement in December 1998. General Dalton currently acts as an independent consultant to several companies in the Defense Industry and is a director of Defense Group, Inc. and TrueLink, Inc.

     RAYMOND A. WATT, was elected to the Board of the former The Presley Companies in 1997 and has served the Company in that capacity since the merger. Mr. Watt is a member of our Audit Committee and Compensation Committee. Mr. Watt is the founder and Chairman of the Board of Watt Group, Inc., a commercial and residential real estate development and building company, positions he has held since 1960. Mr. Watt has been honored with election to the California Building Industry Foundation Hall of Fame and has served on the Boards of several civic organizations.

     RICHARD E. FRANKEL, has been associated with homebuilding entities for over 23 years, and joined our Board on February 2, 2000. He has held key positions including Chief Financial Officer, Investment Division Manager, Vice Chairman and President of the former William Lyon Homes (now known as Corporate Enterprises, Inc.) from 1993 to 1997. Since 1997, he has continued to serve as a director of Corporate Enterprises and currently serves as Chairman and Chief Executive Officer of Duxford Financial, Inc. (the Company's mortgage subsidiary).

     WILLIAM H. LYON, son of Chairman William Lyon, worked full time with the former William Lyon Homes since November 1997, and has been a member of our Board since February 2, 2000. Since joining the Company, Mr. Lyon has participated in a training program designed to expose him to the many facets of real estate development, and currently he is assisting in project management. Mr. Lyon received a dual B.S. in Industrial Engineering and Product Design from Stanford University in 1997.

     WILLIAM H. MCFARLAND, was elected to the California Building Industry Foundation Hall of Fame, and has had a distinguished career in residential real estate and large-scale community development in California. He has been a member of our Board since February 2, 2000. Mr. McFarland previously served in executive and director capacities of The Irvine Company, Irvine Community Development Company and Irvine Apartment Communities. Today Mr. McFarland is a private developer and investor in real estate projects in California.

     MICHAEL L. MEYER, joined our Board on February 2, 2000, and currently is Chief Executive Officer of Michael L. Meyer Company, a principal and/or advisor to real estate entities, Senior Vice President and Chief Financial Officer of Advantage 4 LLC, a real estate telecommunications company, and a principal of TransPac Partners LLC and Pacific Capital Investors which both are involved in real estate in Japan. In 1998 Mr. Meyer retired as Managing Partner of the E&Y Kenneth Leventhal Real Estate Group of Ernst & Young LLP Orange County, California office. Mr. Meyer was elected to the California Building Industry Foundation Hall of Fame for outstanding achievement in the real estate industry and currently serves on the board of City National Bank and other entities.

     DR. RANDOLPH W. WESTERFIELD, is the Dean of the University of Southern California (USC) Marshall School of Business and has been a member of our Board since February 2, 2000. He has been a consultant to a number of large U.S. corporations. With expertise in the areas of corporate financial policy, investment management and analysis, mergers and acquisitions, and stock market price behavior, Dr. Westerfield is co-author of three leading text books in corporate financial management.

VOTING AGREEMENTS

     There are no voting agreements in place between any of the Company's Directors.

BOARD MEETINGS, BOARD COMMITTEES AND DIRECTOR COMPENSATION

     The full Board of Directors of the Company had four formal meetings in 1999. During 1999, each incumbent director of William Lyon Homes who is being nominated hereby attended at least 75% of the aggregate of (i) the four meetings of the Board of Directors, and (ii) the total number of meetings of the committees on which he served (during the periods that he served). The Board does not have an Executive Committee or a Nominating Committee. The full Board performs those functions itself.

  Committees of the Board of Directors

     We have a standing Compensation Committee, which is chaired by Mr. Watt and currently consists of Messrs. Watt, Dalton, McFarland, Meyer and Westerfield. The functions of the Compensation Committee are to: make recommendations to the Board of Directors regarding the hiring or termination of senior management, review and approve annual salaries and other compensation of our senior management, review and approve stock options and other grants pursuant to plans, review and administer existing stock options and other plans and recommend changes to the Board, review and recommend to the Board compensation plans or management perquisites, review and recommend to the Board the type and amount of compensation for non-employee directors, and prepare and approve required reports. Further, it is the intention of the Company that the Compensation Committee will administer the William Lyon Homes 2000 Stock Incentive Plan, which is discussed in more detail under "Proposal No. 2" of this Proxy Statement. The Compensation Committee had one formal meeting in 1999.

     We have a standing Audit Committee, which is chaired by General Dalton and currently consists of Messrs. Dalton, McFarland, Meyer, Watt and Westerfield. The Audit Committee must have at least three members, each of which must meet certain criteria. First, no member has any relationship to the Company that, in the determination of the Board, may interfere with his exercise of independence from management and the Company. Second, each member is "financially literate" in the determination of the Board. Third, at least one member has accounting or related financial management expertise. Fourth, no member is an employee or executive officer of the Company or any of its affiliates. Fifth, no member has a direct business relationship with the Company, or is a partner, controlling shareholder, or executive officer of any organization that has a business relationship with the Company. However, Michael L. Meyer was formerly a partner of Ernst & Young LLP, the Company's auditors, but the Board has determined that in consideration of the circumstances, this relationship does not interfere with Mr. Meyer's exercise of independent business judgment. Sixth, no member is employed as an executive of another organization for which any of the Company's executives serves as a member of the compensation committee of such other organization. Seventh, no director is an "immediate family member" of an individual who is an executive officer of the Company.

     The Company's outside auditors are accountable to the Audit Committee, and ultimately, to the Board. Each year, the Audit Committee recommends to the Board the independent public accounting firm to be engaged to audit the Company's financial statements. For more information concerning the ratification of the Board's selection of outside auditors in accordance with the Audit Committee's recommendation, see the discussion under "Proposal No. 3" of this Proxy Statement. With regard to the Company's independent auditors, the Audit Committee shall also review and approve the scope, plan and fees for each audit, review and recommend action with respect to each audit, discuss with the auditors the matters required to be communicated pursuant to Statement on Auditing Standards No. 61 ("SAS 61"), as may be amended or supplemented, discuss with the independent auditors their independence, evaluate the performance of the auditors and, if necessary, recommend to the Board any proposed discharge of the auditors.

     The Audit Committee shall also review the Company's audited financial statements with the auditors and management, and recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K, and review and discuss with the auditors and management the Company's quarterly reports on Form 10-Q. The Audit Committee shall review the adequacy and effectiveness of the Company's system of internal accounting controls, internal auditing procedures and practices and oversee the effectiveness thereof. The Audit Committee shall from time to time review, interpret and make recommendations with respect to the Company's policies relating to management conduct and oversee procedures and practices to ensure compliance therewith and to review and approve or disapprove proposed transactions between the Company and its employees or directors. The Audit Committee shall also perform such other functions as the Board may from time to time direct.

     The Audit Committee had five formal meetings in 1999.

  Director Term and Compensation

     All directors hold office until the next Annual Meeting of Holders of Common Stock and until their successors are duly elected and qualified. Outside Directors are entitled to receive, and those incumbent outside directors in 1999 received, an annual retainer of $20,000 per year plus $1,000 for each Board meeting attended and $1,000 per year per committee for service on committees of the Board of Directors, which they take in cash. In the past, the former The Presley Companies had a directors' deferred compensation plan, whereby each outside director is entitled to defer payment of his compensation until his retirement date, at which time he would receive all deferred amounts and all interest accrued thereon. The rate of interest on such deferred compensation is adjusted quarterly and is the prime rate used by our principal corporate lender on the quarterly adjustment date, plus one percent. At this time, the Company has not adopted the deferred compensation plan and no director currently defers his compensation.

          SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth certain information as to the number of shares of the Company's Common Stock beneficially owned as of March 15, 2000. The following table includes information for (a) each person or group that is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (b) each of the directors of the Company,
(c) each executive officer named in the Summary Compensation Table, and (d) all officers and directors of the Company as a group.

                                                                     AS OF MARCH 15, 2000
                                                           ----------------------------------------
                                                                             SHARES      PERCENTAGE
                                                              SHARES       ACQUIRABLE      OF ALL
                                                           BENEFICIALLY      WITHIN        COMMON
NAME AND ADDRESS OF BENEFICIAL OWNER                          OWNED        60 DAYS(1)     STOCK(2)
------------------------------------                       ------------    ----------    ----------
General William Lyon(3)..................................    3,459,868            0        33.14%
The William Harwell Lyon Trust(4)........................    1,749,259            0        16.76%
William H. Lyon(3).......................................            0(5)         0         *
Wade H. Cable(3).........................................            0      105,000         1.00%
Wade H. Cable & Susan M. Cable, Trustees of the Cable
  Family Trust, Est. 7-11-88(3)..........................       92,705(6)         0         *
Richard E. Frankel(3)....................................            0            0         *
Richard E. Frankel and Lynn M. Frankel, Trustees of the
  Frankel Living Trust(3)................................       20,000            0         *
General James E. Dalton(3)...............................            0            0         *
William H. McFarland(3)..................................            0            0         *
Michael L. Meyer(3)......................................            0            0         *
Michael L. Meyer, Trustee of the Michael L. Meyer Living
  Trust, Est. July 14, 1989(3)...........................       10,000            0         *
Raymond A. Watt(3).......................................            0            0         *
Randolph W. Westerfield(3)...............................            0            0         *
Mary J. Connelly(3)......................................            0            0         *
W. Douglass Harris(3)....................................            0        3,000         *
David M. Siegel(3).......................................            0       40,000         *
David M. Siegel & Linda A. Siegel, Trustees of The Siegel
  Family Trust E/D/T, Est. 6-20-89(3)....................     26,696(7)           0         *
Larry I. Smith(3)........................................            0            0         *
Larry I. Smith and Natalie Smith, Trustees of the Larry
  and Natalie Smith Family Trust, Est. October 1,
  1999(3)................................................          200            0         *
All directors and executive officers of the Company as a
  group (21 persons).....................................    5,361,899      156,000        52.86%

---------------
 *  Less than 1%

(1) Reflects the number of shares that could be purchased by exercise of options available at March 15, 2000, or within 60 days thereafter under the former The Presley Companies' 1991 Stock Option Plan.

(2) Shares of Common Stock subject to options that are currently exercisable or exercisable within sixty days are deemed to be outstanding and beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3) Stockholder is at the following address: c/o William Lyon Homes, 4490 Von Karman Avenue, Newport Beach, CA 92660.

(4) Stockholder is at the following address: c/o Richard Sherman, Esq., Irell & Manella LLP, 840 Newport Center Drive, Suite 400, Newport Beach, CA 92660.

(5) Does not include 1,749,259 shares of Common Stock held in the William Harwell Lyon Trust of which William H. Lyon is the beneficiary. William H. Lyon does not have or share, directly or indirectly, the power to vote or to direct the vote of these shares, and thus, William H. Lyon disclaims beneficial ownership of these shares.

(6) Does not include 1,203 shares directly owned by children of Mr. Cable, as to which shares Mr. Cable disclaims beneficial ownership.

(7) Does not include 80 shares directly owned by children and family of Mr. Siegel, as to which shares Mr. Siegel disclaims beneficial ownership.

     Except as otherwise indicated in the above notes, shares shown as beneficially owned are those as to which the named person possesses sole voting and investment power. However, under California law personal property owned by a married person may be community property which either spouse may manage and control, and the Company has no information as to whether any shares shown in this table are subject to California community property law.

                         WILLIAM LYON HOMES MANAGEMENT

EXECUTIVE OFFICERS

     Each of our executive officers holds office at the discretion of the Board of Directors. There are no family relationships between any director or executive officer and any other director or executive officer of the Company, except for William Lyon and William H. Lyon, who are father and son. The current executive officers of William Lyon Homes are as follows:

William Lyon.................  77    Chairman of the Board of Directors and Chief Executive Officer
Wade H. Cable................  51    President and Chief Operating Officer
Douglas F. Bauer.............  39    Senior Vice President and Northern California Division
                                     President
Mary J. Connelly.............  48    Senior Vice President and Nevada Division President
Larry K. Fosholt.............  55    Senior Vice President and Arizona Division President
Thomas J. Mitchell...........  39    Senior Vice President and Southern California Division
                                     President
Larry I. Smith...............  45    Senior Vice President and San Diego Division President
David M. Siegel..............  58    Senior Vice President and Chief Financial Officer
Nancy M. Harlan..............  53    Senior Vice President and General Counsel
Richard S. Robinson..........  53    Senior Vice President -- Finance
Linda L. Foster..............  52    Vice President and Corporate Secretary
Michael D. Grubbs............  41    Vice President -- Financial Operations
Cynthia E. Hardgrave.........  52    Vice President -- Tax and Internal Audit
W. Douglass Harris...........  57    Vice President and Corporate Controller

     Officers serve at the discretion of the Board of Directors, subject to rights, if any, under contracts of employment. See "-- Executive Compensation." Biographical information for General Lyon and Mr. Cable is provided above. See "-- Information Regarding the Directors of William Lyon Homes."

     DOUGLAS F. BAUER, Senior Vice President and Northern California Division President, joined the Company in 1999 when the Company acquired substantially all of the assets of the former William Lyon Homes, Inc., where Mr. Bauer had worked since January 1989 as Vice President -- Finance and Chief Financial Officer and Northern California Division President since his hire in January 1989. Prior experience includes seven years at Security Pacific National Bank in Los Angeles, California in various financial positions. Mr. Bauer has 20 years experience in the real estate development and homebuilding industry.

     MARY J. CONNELLY, Senior Vice President and Nevada Division President, joined the former The Presley Companies in May 1995, after eight years association with Gateway Development -- six of which were served as Managing Partner in Nevada. Ms. Connelly was Vice President -- Finance for the Company's

San Diego Division from 1985 to 1987, and she has more than 20 years experience in the real estate development and homebuilding industry.

     LARRY K. FOSHOLT, Senior Vice President and Arizona Division President, joined the former The Presley Companies in March 1998 and has served the Company in that capacity since the merger, after eight years as General Manager of two Phoenix-based residential and commercial development and construction companies, which also involved supporting commercial projects (Shoreline Companies, LLC and Radnor Corp. -- Division of Sun Oil). Mr. Fosholt has more than 30 years experience in the real estate development and homebuilding industry.

     THOMAS J. MITCHELL, Senior Vice President and Southern California Division President, joined the Company in 1999 when the Company acquired substantially all of the assets of the former William Lyon Homes, Inc., where Mr. Mitchell had served as a Project Manager, Vice President and Division President since his hire in December 1988. Mr. Mitchell has more than 15 years experience in the real estate development and homebuilding industry.

     LARRY I. SMITH, Senior Vice President and San Diego Division President, joined the former The Presley Companies in May 1995 and has served the Company in that capacity since the merger, after six years as Vice President and Southern California Division Manager of Coleman Homes, Inc. Previous experience includes ten years in sales & marketing executive positions and consulting activities with southern California real estate firms. Mr. Smith has more than 20 years experience in the real estate development and homebuilding industry.

     DAVID M. SIEGEL, Senior Vice President of the Company, has served as Chief Financial Officer and Treasurer of the former The Presley Companies since February 1985 and has served the Company in that capacity since the merger. Prior to joining the Company, Mr. Siegel was Executive Vice President and Chief Financial Officer for two homebuilding companies. Mr. Siegel, a certified public accountant, was also a partner with Kenneth Leventhal & Company, Certified Public Accountants, from 1972 to 1978, and has been involved with the real estate development and homebuilding industry for more than 35 years.

     NANCY M. HARLAN, Senior Vice President and General Counsel of the Company, joined the former The Presley Companies in October 1987 and has served the Company in that capacity since the merger, after six years with Pacific Enterprises as Counsel to its Real Estate Development subsidiaries. Ms. Harlan has been involved with the real estate development and homebuilding industry for more than 20 years.

     RICHARD S. ROBINSON, Senior Vice President -- Finance, joined the Company in 1999 when the Company acquired substantially all of the assets of the former William Lyon Homes, Inc., where Mr. Robinson had served since May 1997 as Senior Vice President. For the previous eight years Mr. Robinson was employed as Vice President and Treasurer at The William Lyon Company, owned by William Lyon. His experience in residential real estate development and homebuilding finance totals more than 30 years.

     LINDA L. FOSTER, Vice President and Corporate Secretary of the former The Presley Companies since 1987, has been employed since 1979 as Corporate Secretary and in other administrative positions and has served the Company in that capacity since the merger. Ms. Foster has been involved with the real estate development and homebuilding industry for more than 20 years.

     MICHAEL D. GRUBBS, Vice President -- Financial Operations, joined the Company in 1999 when the Company acquired substantially all of the assets of the former William Lyon Homes, Inc., where Mr. Grubbs had served as Vice President and Corporate Controller after his hire in December 1992. Mr. Grubbs has more than 20 years experience in residential real estate and homebuilding finance.

     CYNTHIA E. HARDGRAVE, Vice President -- Tax and Internal Audit, joined the Company in 1999 when the Company acquired substantially all of the assets of the former William Lyon Homes, Inc., where Ms. Hardgrave had served in various tax management positions since her hire in July 1989. Ms. Hardgrave has more than 15 years experience in real estate tax and audit.

     W. DOUGLASS HARRIS, Vice President and Corporate Controller of the former The Presley Companies was hired in June 1992 and has served the Company in that capacity since the merger. Previously, Mr. Harris spent seven years with Shapell Industries, Inc., another major California home builder, as its Vice President and Corporate Controller. Mr. Harris has been involved with the real estate development and homebuilding industry for more than 20 years.

EXECUTIVE COMPENSATION

  Summary Compensation Table

     The following table summarizes the annual and long-term compensation of, and stock options held by, William Lyon Homes' two Chief Executive Officers during 1999, and the four additional most highly compensated executive officers from the former The Presley Companies whose annual salaries and bonuses exceeded $100,000 in total during the fiscal year ended December 31, 1999 (collectively, the "Named Officers").

                                                                       ANNUAL COMPENSATION
                                                     -------------------------------------------------------
                                                                                             BONUS EARNED
                                                                        BONUS PAID IN      DURING SPECIFIED
                                                                      SPECIFIED YEAR BUT   YEAR BUT PAYABLE
                                                                      EARNED IN EARLIER     IN FUTURE YEARS
        NAME AND PRINCIPAL POSITION           YEAR   SALARY ($)(1)     YEARS ($)(2)(4)         ($)(3)(4)
        ---------------------------           ----   --------------   ------------------   -----------------
William Lyon(5).............................  1999                0                   0                    0
  Chairman of the Board and Chief             1998               --                  --                   --
  Executive Officer                           1997               --                  --                   --
Wade H. Cable...............................  1999          412,618             226,549            1,235,000
  Director, President and Chief               1998          399,500                   0              300,000
  Operating Officer                           1997          399,500              74,988                    0
David M. Siegel.............................  1999          226,750              75,000              453,198
  Senior Vice President and Chief             1998          220,000                   0              150,000
  Financial Officer                           1997          220,000              37,494                    0
Larry I. Smith..............................  1999          158,360             133,714              400,000
  Senior Vice President and San Diego         1998          127,507                   0              178,286
  Division President                          1997          110,640              15,000                    0
Mary J. Connelly............................  1999          144,791              74,262              270,000
  Senior Vice President and                   1998          125,902                   0              148,524
  Nevada Division President                   1997          125,764              15,000                    0
W. Douglass Harris..........................  1999          131,275              82,365              200,550
  Vice President and                          1998          124,000                   0               99,491
  Corporate Controller                        1997          116,000              10,000                    0

---------------
(1) Includes amounts which the executive would have been entitled to be paid, but which at the election of the executive were deferred by payment into the Company's 401(k) plan ("executive elected deferrals"). For 1999, the Company made a contribution for executives into the plan of up to 2% of each executive's elected deferrals. Also includes imputed income for certain benefits provided to certain executive officers.

(2) Represents amounts paid in 1999, 1998 or 1997, respectively, under the Company's then existing executive bonus plan or employment agreement with the executive, but which were earned prior to the year of payment.

(3) No bonus amounts were earned in 1997 under the former The Presley Companies' then existing executive bonus plan or employment agreement with the executive.

(4) The 1999 Incentive Compensation Plan (the "Plan") provides that the Chief Executive Officer ("CEO") and Chief Financial Officer ("CFO") are eligible to receive bonuses at the discretion of the Compensation Committee of the Board of Directors. In addition, the Plan for division presidents and designated executives of the Company and William Lyon Homes, Inc. (formerly named Presley Homes) stipulates annual setting of individual bonus targets, expressed as a percent of each executive's salary, with awards based on performance against business plan goals pertaining to each participant's operating area. All awards will be prorated downward if the sum of all calculated awards for the Company exceeds 20% of the Company's consolidated pre-tax income before bonuses. After completion of the Company's applicable annual audit, awards will be paid out in three installments, with 50% paid following the determination of the bonus awards, 25% paid one year later, and 25% paid two years later. The deferred amounts will be forfeited in the event of termination for any reason except retirement, death or disability.

(5) Mr. Lyon served as Chief Executive Officer from the merger until the end of 1999 but did not earn a salary from the Company. Mr. Lyon did earn a salary from the former William Lyon Homes, Inc.

  Options/SAR Grants in Last Fiscal Year

     No stock options or SARs have been granted to any Named Officer.

  Employment Contracts, Termination of Employment and Change-in-Control Arrangements

     The Company either has entered into, or intends to enter into, an indemnification agreement with certain of its directors and certain of its executive officers named in the Summary Compensation Table above, among others, to provide them with the maximum indemnification allowed under its bylaws and applicable law, including indemnification for all judgments and expenses incurred as the result of any lawsuit in which such person is named as a defendant by reason of being a director, officer or employee of the Company, to the extent such indemnification is permitted by the laws of Delaware.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     In order to attract and retain well-qualified executives, which the Compensation Committee believes is crucial to our success, the Compensation Committee's general approach to compensating executives is to pay cash salaries which are commensurate with the executives' experience and expertise and, where relevant, are competitive with the salaries paid to executives in our industry and primary geographic locations. In addition, to align executive compensation with our business strategies, values and management initiatives, both short and long term, the Compensation Committee may, with the Board's approval, authorize the payment of discretionary bonuses based upon an assessment of each executive's contributions to William Lyon Homes. In general, the Compensation Committee believes that these discretionary bonuses should be related to the Company's and the executive's performance.

     The Compensation Committee believes that the Company's executive officers should be provided with base salaries competitive enough to attract and retain highly skilled professionals. The Compensation Committee also believes that executive compensation should include incentives in the form of bonuses designed to encourage individual performance. The following report summarizes the arrangements in 1999, 1998 and 1997.

     Chief Executive Officer Compensation -- The salary of Wade H. Cable, the chief executive officer ("CEO") of the former The Presley Companies, has not changed since it was set in May 1990, except for cost of living adjustments made for all salaried employees, effective in 1999 and in 2000, as approved by the Company's Board of Directors. The CEO participates in a discretionary bonus program described below. The CEO also received an auto for his use and related auto expenses, a policy that has been in place since 1985 and has changed in 2000 to an auto allowance policy.

     Compensation With Respect to Other Executive Officers -- The rate of compensation for each of the other executive officers has been in effect for varying periods, and is based in part upon the review of a survey of compensation paid by other homebuilders of similar size.

     1999 Incentive Compensation Plan -- Effective on January 1, 1997, the Board of Directors of the former The Presley Companies approved a new incentive compensation plan for all full-time, salaried employees of the Company and Presley Homes -- including the Chief Executive Officer ("CEO") and Chief Financial Officer ("CFO"), Executive Managers, Field Construction Supervisors, and certain other employees. The same Incentive Compensation Plan was approved for 1998 and 1999. Under the terms of this plan, the CEO and CFO are eligible to receive bonuses at the discretion of the Compensation Committee of the Board; in addition, the stock options currently outstanding and held by the CEO and CFO were repriced from $2.875 to $1.00 in 1997. After giving effect to the conversion exchange ratio in the merger, options held by the CEO and CFO to purchase Common Stock outstanding at December 31, 1999 totaled: 145,000 priced at $5.00.

     In addition, for designated Executives and Division Presidents of the Company and William Lyon Homes, Inc., the Plan stipulates annual setting of individual bonus targets, expressed as a percentage of each executive's salary, with awards based on performance against business plan goals pertaining to each participant's operating area. All awards are prorated downward if the sum of all calculated awards exceeds 20% of the Company's consolidated pre-tax income before bonuses. After completion of the Company's applicable annual audit, awards are paid out in three installments, with 50% paid following the determination of bonus awards, 25% paid one year later, and 25% paid two years later. The deferred amounts will be forfeited in the event of termination for any reason except retirement, death or disability.

     This compensation committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference.

                                          1999 COMPENSATION COMMITTEE

                                          Raymond A. Watt, Chairman
                                          General William Lyon
                                          General James E. Dalton

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Except for William Lyon, who served on the Compensation Committee in 1999 and has been Chairman of the Board since 1987, and served as Chief Executive Officer during November and December of 1999, none of the members of the Compensation Committee has ever been an officer or employee of the Company or any of its subsidiaries. During 1999, the Compensation Committee was composed of William Lyon, James E. Dalton, Raymond A. Watt, Karen S. Sandler, Gregory P. Flynn and Steven B. Sample.

WORKING CAPITAL FACILITY

     The Company maintains a revolving lending facility with Foothill Capital Corporation which is secured by substantially all of the real estate and other assets of the Company's subsidiary, William Lyon Homes, Inc. (formerly known as Presley Homes) and guaranteed by the Company (excluding assets of partnerships and limited liability companies and assets which are pledged for as collateral for certain construction notes payable). At December 31, 1999, there was $33 million outstanding under the working capital facility, and during 1999, amounts outstanding ranged from $16.5 million to $90.0 million. Interest incurred under the working capital facility totaled $5.4 million. Marshall E. Stearns, a former director, and Karen S. Sandler, a former director and former member of the Compensation Committee of the Board of Directors of the Company, are officers and affiliates of Foothill Capital Corporation.

CERTAIN BUSINESS RELATIONSHIPS AND RELATED TRANSACTIONS

     Acquisition of Substantially All of the Assets and Assumption of Substantially All of the Related Liabilities of Corporate Enterprises, Inc., the former William Lyon Homes, Inc.

     We acquired substantially all of the assets and assumed substantially all of the related liabilities of the former William Lyon Homes, Inc. as described below.

     On November 5, 1999, the former The Presley Companies acquired substantially all of the assets and assumed substantially all of the related liabilities of the former William Lyon Homes, Inc., in accordance with a Purchase Agreement executed as of October 7, 1999 with William Lyon Homes, Inc., William Lyon and William H. Lyon. William Lyon is Chairman of the Board of the former William Lyon Homes, Inc., was Chairman of the Board of the Former The Presley Companies, and is also Chairman of the Board and Chief Executive Officer of the Company. William H. Lyon is the son of William Lyon and a director and an employee of the Company.

     The total purchase price consisted of approximately $42,598,000 in cash and the assumption of approximately $101,058,000 of liabilities of the former William Lyon Homes, Inc. The purchase price was determined based on the values as of December 31, 1998 of the real property and related assets acquired. The parties intended that these assets, together with all income, receivables, escrow and other proceeds, purchase deposits, cash and other assets earned or received from any sale of these assets, including any assets acquired with sales proceeds, in the ordinary course of business since January 1, 1999 and through November 5, 1999 would inure to the buyer. These amounts were to be net of any amounts used to pay or satisfy land acquisition or development costs, capital expenditures, principal or interest on indebtedness, accounts payable, accrued liabilities, employee wages and benefits, taxes and other liabilities and operating expenses and incurred in the ordinary course of business. The former The Presley Companies funded the asset purchase through borrowing from its existing working capital facility and the assumption of existing indebtedness on certain real estate projects that were acquired.

     The acquisition has been accounted for as a purchase and, accordingly, the purchase price has been allocated based on the fair value of the assets and liabilities acquired. The excess of the purchase price over the net assets acquired amounting to approximately $8,689,000 has been reflected as goodwill and is being amortized on a straight-line basis over an estimated useful life of seven years.

     After the acquisition described above and prior to the effectiveness of the merger as described below, William Lyon and a trust of which William H. Lyon is the beneficiary acquired (1) 5,741,454 shares of the Company's Series A Common Stock for $0.655 per share in a tender offer for the purchase of up to 10,678,792 shares of Presley's Series A Common Stock which closed on November 5, 1999 and
(2) 14,372,150 shares of Presley's Series B Common Stock which closed on November 8, 1999. On November 5, 1999 William Lyon and Presley cancelled all of William Lyon's outstanding options to purchase 750,000 shares of the former The Presley Companies' Series A Common Stock. The completion of these transactions, together with the previous disposition on August 12, 1999 of 3,000,000 shares by William Lyon and William H. Lyon, resulted in William Lyon and a trust of which William H. Lyon is a beneficiary owning approximately 49.9% of the former The Presley Companies' outstanding Common Stock. The foregoing number of shares and price per share do not reflect the one for five conversion of shares of the former The Presley Companies' Common Stock effected in connection with the merger described below.

     A Special Committee of independent directors of the former The Presley Companies' Board of Directors approved the Purchase Agreement and the transactions contemplated thereby after receiving an opinion from Warburg Dillon Read LLC to the effect that after giving effect to the asset acquisition, tender offer, the merger and the Series B stock purchase agreements, the shares of common stock to be issued in the merger to the stockholders and/or, to the extent that any holders of Series A Common Stock (other than the Lyons and the Series B stockholders which have entered into Series B Stock Purchase Agreements) tenders shares, the cash that may be received by each such tendering holder, subject to the proration provisions of the tender offer, is fair to the holders of the Series A Common Stock (other than the Lyons and those holders of Series B Common Stock) from a financial point of view. The Special Committee's approval was also made after receiving an opinion from Houlihan Lokey Howard & Zukin Financial Advisors, Inc. as to the fairness of the consideration to be paid by the former The Presley Companies in connection with the purchase of assets from the former William Lyon Homes, Inc. The closing of the purchase of assets under the Purchase Agreement was made after receiving an opinion from Houlihan Lokey as to the solvency of the former The Presley Companies after consummation of the transactions contemplated in the Purchase Agreement.

     On November 5, 1999 at a Special Meeting of stockholders, the stockholders of the former The Presley Companies approved a proposal to adopt a certificate of ownership and merger pursuant to which the former The Presley Companies would merge with and into the Company, then, a newly-formed Delaware corporation by the name of Presley Merger Sub, Inc., and a wholly owned subsidiary of the former The Presley Companies, with the Company being the surviving corporation. In the merger, each outstanding share of Common Stock of the former The Presley Companies became exchangeable for 0.2 share of Common Stock of the Company. In the merger, the surviving corporation was renamed "The Presley Companies," which in turn was renamed "William Lyon Homes" on December 31, 1999. On November 11, 1999, the certificate of ownership and merger was filed in the State of Delaware and the merger became effective. Beginning on November 12, 1999, the shares of the Company (then named "The Presley Companies") commenced trading on the New York Stock Exchange under the symbol PDC.

     The Company after the consummation of the merger had substantially the same financial position as that of the former The Presley Companies immediately before the merger (the merger took effect after consummation of the transactions contemplated in the Purchase Agreement with the former William Lyon Homes, Inc. as described above). Except for the imposition of certain stock transfer restrictions intended to reduce the risk of an ownership change for tax purposes and the elimination of provisions dividing the Common Stock into two series, the new shares of Common Stock issued by the Company in the merger have terms substantially similar to the old shares of Common Stock.

     Effective on November 5, 1999, the former William Lyon Homes, Inc. changed its name to Corporate Enterprises, Inc. Effective after the close of business on December 31, 1999, the Company changed its name to William Lyon Homes. Effective on January 3, 2000, the Company's stock ticker symbol changed from PDC to WLS. The Company's Common Stock continues to trade on the New York Stock Exchange under the stock symbol WLS.

  Acquisition of Real Estate Projects from Entity Controlled by William Lyon and William H. Lyon.

     We purchased real estate projects for a total purchase price of $680,400 during the year ended December 31, 1999 from an entity controlled by William Lyon and William H. Lyon.

  Management Agreements with Entity Controlled by William Lyon and William H. Lyon.

     For the year ended December 31, 1999, we earned management fees and accrued on-site labor costs of $268,100 and $367,800, respectively, for managing and selling real estate owned by entities controlled by William Lyon and William H. Lyon of which $133,000 was due to us at December 31, 1999. In addition, we earned fees of $50,100 for tax and accounting services performed for entities controlled by William Lyon and William H. Lyon.

  Rent Paid to Entity Controlled by William Lyon and William H. Lyon.

     For the year ended December 31, 1999, we incurred charges of $145,500 related to rent on our corporate office, from an entity controlled by William Lyon and William H. Lyon.

  Sale of Lots, Land and Other to Old William Lyon Homes.

     Sale of lots, land and other for the year ended December 31, 1998 include a bulk lot sale of $6,996,000 to the former William Lyon Homes. We received the full purchase price in cash and recognized a gain of $265,000 on the sale.

  Agreement between Presley Mortgage Company (now known as Duxford Financial, Inc.) and an a affiliate of William Lyon, William H. Lyon and Richard E. Frankel

     On November 5, 1999, and in connection with the purchase of substantially all of the assets of the former William Lyon Homes, Inc., Presley Mortgage Company, a wholly owned subsidiary of the Company, entered into an Agreement with Duxford Financial Services, Inc., a California corporation and an affiliate of William Lyon, Richard E. Frankel, Douglas F. Bauer and Thomas J. Mitchell, providing for the assumption by Presley Mortgage Company of Duxford Financial Services, Inc.'s employees and employment obligations, as well as the servicing of Duxford Financial Services, Inc.'s loans by certain former employees who accepted employment positions with Presley Mortgage Company. In consideration for this Agreement, Duxford Financial Services, Inc. agreed to pay Presley Mortgage Company the amount of $55,000 per month for a period of 90 days, where such amount represents a portion of Presley Mortgage Company's monthly overhead.

     On February 18, 2000, Presley Mortgage Company changed its name to Duxford Financial, Inc.

CERTAIN FAMILY RELATIONSHIPS

     William H. Lyon is the son of William Lyon. William Lyon is the Chairman of the Board of Directors of the Company and the Company's Chief Executive Officer. William H. Lyon is a Director and an employee of the Company.

COMMON STOCK PRICE PERFORMANCE

     The graph below compares the cumulative total return of the Common Stock of the Company, the S & P 500 Index and S & P Homebuilding Index:

                                                                                                            S&P HOMEBUILDING
                                                   WILLIAM LYON HOMES             S&P 500 INDEX                   INDEX
                                                   ------------------             -------------             ----------------
12/94                                                    100.00                      100.00                      100.00
12/95                                                     63.64                      137.58                      142.80
12/96                                                     40.91                      169.17                      130.22
12/97                                                     27.27                      225.61                      208.36
12/98                                                     17.05                      290.09                      254.23
12/99                                                     40.00                      351.13                      171.53

     The graph above is based upon Common Stock and index prices calculated as of December 31, for 1994, 1995, 1996, 1997, 1998 and 1999. The base period is
December 31, 1994, on which date the closing price of our Common Stock was $13.75 per share, when adjusted for the Company's one-for-five stock conversion pursuant to the merger of the former The Presley Companies with and into the Company. On December 31, 1999 and on April 5, 2000, our Common Stock closed at $5.50 and $8.375 per share, respectively. The stock price performance of our Common Stock depicted in the graph above represents past performance only and is not necessarily indicative of future performance.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon a review of reports received by William Lyon Homes during or with respect to the year ended December 31, 1999 pursuant to Rule 16a-3(e) of the Securities Exchange Act of 1934, all required reports on Form 3, Form 4 and Form 5 were timely filed by our directors, officers and 10% stockholders, except that the disposition by Dr. Steven B. Sample, a former director, of 500 shares of William Lyon Homes Common Stock on November 8, 1999 for $0.655 per share was reported on February 10, 2000 on an Annual Statement of Changes in Beneficial Ownership, instead of a Statement of Changes in Beneficial Ownership which was due December 10, 1999. Dr. Sample is no longer a director of the Company, and is no longer subject to Section 16(a) reporting requirements.

                                 PROPOSAL NO. 2

                              STOCK INCENTIVE PLAN

     APPROVAL AND ADOPTION OF WILLIAM LYON HOMES 2000 STOCK INCENTIVE PLAN

INTRODUCTION

     On March 7, 2000, the Compensation Committee of the Board of Directors unanimously voted to recommend for approval to the Board a proposed compensation package which included the William Lyon Homes 2000 Stock Incentive Plan (the "Stock Incentive Plan"). Subject to adoption and approval of the Stock Incentive Plan by the Company's stockholders, on April 6, 2000, acting by unanimous written consent, the Board of Directors approved and adopted the Stock Incentive Plan. Both options intended to qualify as incentive stock options and nonqualified options may be granted under the Stock Incentive Plan (each, collectively, an "Option"). Nonqualified stock options may be granted to employees, consultants and directors. Incentive stock options may only be granted to employees. Grants or sales of Common Stock may also be made to employees, consultants or directors upon terms and conditions determined by the Stock Incentive Plan's administrator (each, a "Stock Award"). In addition, any option may be coupled with a stock appreciation right.

     The purpose of the Stock Incentive Plan is to attract and retain the best available personnel, to provide additional incentive to key employees, officers and directors of the Company, and to promote the success of our business. As of April 7, 2000, no options have been granted under the Stock Incentive Plan. The affirmative vote of a majority of the outstanding shares of the Company's Common Stock represented and voting at the Annual Meeting is required for the approval of the adoption of the Stock Incentive Plan.

     Since our success depends in part upon its ability to attract, retain and provide incentives for employees, officers and directors of outstanding ability, the Board of Directors recommends that the stockholders adopt and approve the Stock Incentive Plan.

     A description of the Stock Incentive Plan is set forth below. The description is intended to be a summary of the material provisions of the Stock Incentive Plan and does not purport to be complete. A copy of the Stock Incentive Plan, as recommended to the Board of Directors, is filed as an Appendix attached hereto, and will be furnished to any stockholder upon written request prior to the Annual Meeting. Requests should be made in writing to the Vice President and Corporate Secretary of William Lyon Homes, 4490 Von Karman Avenue, Newport Beach, California, 92660.

STOCK SUBJECT TO THE PLAN

     Initially 1,000,000 shares of Common Stock will be reserved for issuance under the Stock Incentive Plan, which amount shall be subject to the provisions of the Stock Incentive Plan relating to adjustments arising from changes in capitalization, dissolution, merger or asset sale which are discussed below. The shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an exchange program, or if a Stock Award should be cancelled or surrendered or expire for any reason without having been received in full, the shares of Common Stock that were not purchased or received which were subject thereto will become available for future grant or sale under the Stock Incentive Plan (unless the Stock Incentive Plan has terminated). If the Company reacquires shares of Common Stock which were issued pursuant to the exercise of an Option or grant of a Stock Award, however, those reacquired shares of Common Stock will not be available for future grant under the Stock Incentive Plan.

ADMINISTRATION OF THE STOCK INCENTIVE PLAN

     The Stock Incentive Plan will be administered by either the Board of Directors of the Company, or a committee designated by the Board, which committee will be constituted in a manner to satisfy applicable laws (the "Committee"). Once appointed, the Committee will serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Stock Incentive Plan. Notwithstanding the foregoing, unless the Board expressly resolves to the contrary, the Stock Incentive Plan will be administered only by the Committee, which will then consist solely of persons who are both "non-employee directors" and "outside directors" as defined in applicable laws and regulations; provided, however, that the failure of the Committee to be composed solely of individuals who are both "non-employee directors" and "outside directors" shall not render ineffective or void any awards or grants made by, or other actions taken by, the Committee. The Stock Incentive Plan may be administered by different bodies with respect to directors, officers who are not directors, and employees and consultants who are neither directors nor officers. If the Stock Incentive Plan is approved by the stockholders, the Board intends for the Compensation Committee to administer the Stock Incentive Plan. Whether it be the Board, the Compensation Committee or one or more other entities, the party or parties responsible for administering the Stock Incentive Plan are referred to as the "Administrator."

     Subject to the provisions of the Stock Incentive Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to that Committee, the Administrator will have the authority, in its discretion:

     - to determine the fair market value of the Common Stock;

     - to select the consultants, employees, officers or directors to whom Options or Stock Awards may be granted;

     - to determine whether and to what extent Options or Stock Awards are granted, and whether Options are intended as incentive stock options or nonqualified stock options;

     - to determine the number of shares of Common Stock to be covered by each Option or Stock Award granted;

     - to approve forms of agreements governing Options and Stock Awards;

     - to determine the terms and conditions, not inconsistent with the terms of this Stock Incentive Plan, of any grant of Options or Stock Awards, including, but not limited to, (A) the Options' exercise price, (B) the time or times when Options may be exercised or Stock Awards will be vested, which may be based on performance criteria or other reasonable conditions such as continuous status as an employee, officer, director or consultant, (C) any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option, stock from exercised Options or Stock Award, based in each case on factors that the Administrator determines in its sole discretion, including but not limited to a requirement subjecting the optioned stock or shares of Common Stock to (i) certain restrictions on transfer (including without limitation a prohibition on transfer for a specified period of time and/or a right of first refusal in favor of the Company), and (ii) a right of repurchase in favor of the Company upon termination of the grantee's continuous status as an employee, officer, director or consultant;

     - to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to a grant of Options under this Stock Incentive Plan will be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

     - to determine whether an Option will include a stock appreciation right and the terms of any such stock appreciation right;

     - to reduce the exercise price of any Option to the fair market value at the time of the reduction, if the fair market value of the Common Stock covered by that Option has declined since the date it was granted;

     - to construe and interpret the terms of this Stock Incentive Plan;

     - to prescribe, amend, and rescind rules and regulations relating to the administration of this Stock Incentive Plan;

     - to modify or amend each Option or Stock Award;

     - to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

     - to institute an option exchange program;

     - to accelerate the vesting or exercisability of an Option or Stock Award;

     - to determine the terms and restrictions applicable to Options or Stock Awards; and

     - to make all other determinations it considers necessary or advisable for administering this Stock Incentive Plan.

     The Administrator's decisions, determinations and interpretations will be final and binding on all holders of Options or Stock Awards.

ELIGIBILITY AND LIMITATIONS

     Options granted under the Stock Incentive Plan may be incentive stock options or nonqualified stock options, as determined by the Administrator at the time of grant. Nonqualified Options and Stock Awards may be granted to employees, officers, consultants and directors. Incentive Options may be granted only to employees and officers. If otherwise eligible, an employee, officer, consultant or director who has been granted an Option or a Stock Award may be granted additional Options or Stock Awards.

     Each Option will be designated in the applicable Option agreement as either an incentive stock option or a nonqualified stock option. However, notwithstanding such designations, if the shares of Common Stock subject to an optionee's incentive stock options (granted under all plans of the Company or any parent or subsidiary company), which become exercisable for the first time during any calendar year, have a fair market value in excess of $100,000, the Options accounting for this excess will be treated as nonqualified stock options. For this purpose, incentive stock options will be taken into account in the order in which they were granted, and the fair market value will be determined as of the time of grant.

     No Optionee may receive grants, during any fiscal year of the Company or portion thereof, of Options which, in the aggregate cover more than 1,000,000 shares of Common Stock, subject to adjustment relating to changes in capitalization, dissolution, merger or asset sale which are discussed below. If an Option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to that expired or terminated Option will continue to count against the maximum numbers of shares for which Options may be granted to an optionee during any fiscal year of the Company or portion thereof.

TERM OF THE STOCK INCENTIVE PLAN

     The Stock Incentive Plan will become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company. It will continue in effect for a term of ten years unless terminated earlier as provided for in the Stock Incentive Plan. Unless otherwise provided for, the termination of the Stock Incentive Plan will not affect the validity of any Option or Stock Award outstanding at the date of termination.

TERM OF OPTIONS

     The term of each Option will be stated in the applicable Option agreement, provided, however, that in no event may the term be more than ten years from the date of grant. In addition, in the case of an incentive stock option granted to an optionee who, at the time the incentive stock option is granted, owns stock representing more than ten percent of the voting power of all classes of capital stock of the Company or any parent or subsidiary company, the term of the incentive stock option will be five years from the date of grant or any shorter term specified in the applicable Option agreement.

OPTION EXERCISE PRICE AND CONSIDERATION

     The exercise price for shares of Common Stock to be issued pursuant to exercise of an incentive stock option will be determined by the Administrator provided that the per share exercise price will be no less than 100% of the fair market value per share on the date of grant; provided, further that in the case of an incentive stock option granted to an employee or officer who, at the time the incentive stock option is granted, owns stock representing more than ten percent of the voting power of all classes of capital stock of the Company or any parent or subsidiary company, the per share exercise price will be no less than 110% of the fair market value per share on the date of grant. In the case of a nonqualified stock option, the exercise price for shares of Common Stock to be issued pursuant to the exercise of any such Option will be determined by the Administrator. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions which must be satisfied before the Option may be exercised. Exercise of an Option may be conditioned upon performance criteria or other reasonable conditions such as continuous status as an employee, officer, director or consultant.

     The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist partially or entirely of:

     - cash;

     - a promissory note made by the optionee in favor of the Company;

     - other shares of Common Stock which have a fair market value on the date of surrender equal to the aggregate exercise price of the shares of Common Stock as to which an Option will be exercised;

     - delivery of a properly executed exercise notice together with any other documentation as the Administrator and the optionee's broker, if applicable, requires to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

     - any other consideration and method of payment for the issuance of shares of Common Stock to the extent permitted by applicable law.

STOCK APPRECIATION RIGHTS

     If deemed appropriate by the Administrator, any Option may be coupled with a stock appreciation right at the time of the grant of the Option, or, the Administrator may grant a stock appreciation right to any optionee at any time after granting an Option to such optionee prior to the expiration of such Option. A stock appreciation right shall be subject to such terms and conditions as the Administrator shall impose, provided that: (i) a stock appreciation right shall be exercisable to the extent, and only to the extent, the associated Option is exercisable and shall be exercisable only for such period as the Administrator shall determine (which period may expire prior to the expiration of the Option); and (ii) a stock appreciation right shall entitle the optionee to surrender to the Company the associated unexercised Option (or any portion thereof), and to receive from the Company in exchange therefor a number of shares of Common Stock (or, to the extent permitted by the Administrator, cash) having an aggregate fair market value equal to the excess of the fair market value of one share of Common Stock over the Option exercise price per share multiplied by the number of shares of Common Stock subject to the Option (or portion thereof) that is surrendered.

EXERCISE OF OPTION

     Any Option granted hereunder will be exercisable according to the terms of the Stock Incentive Plan and at times and under conditions determined by the Administrator and set forth in the applicable Option agreement; provided, however, that an Option may not be exercised for a fraction of a share of the Company's Common Stock.

     An Option will be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the applicable Option agreement) from the person entitled to exercise the Option, (ii) full payment for the shares of Common Stock with respect to which the Option is exercised, and (iii) all representations, indemnifications and documents reasonably requested by the Administrator. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option agreement and this Stock Incentive Plan. Shares of Common Stock issued upon exercise of an Option will be issued in the name of the optionee or, if requested by the optionee, in the name of the optionee and his or her spouse. Until the stock certificate evidencing such shares of Common Stock is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the optioned stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided for in the section of the Stock Incentive Plan governing adjustments relating to changes in capitalization, dissolution, merger or asset sale which are discussed below. Notwithstanding the foregoing, the Administrator in its discretion may require the Company to retain possession of any certificate evidencing shares of Common Stock acquired upon exercise of an Option, if those shares of Common Stock remain subject to repurchase under the provisions of the Option agreement or any other agreement between the Company and the optionee, or if those shares of Common Stock are collateral for a loan or obligation due to the Company.

     Exercising an Option in any manner will decrease the number of shares of Common Stock thereafter available, both for purposes of this Stock Incentive Plan and for sale under the Option, by the number of shares of Common Stock as to which the Option is exercised.

TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP OR DIRECTORSHIP

     If an optionee holds exercisable Options on the date his or her status as an employee, officer, director or consultant terminates (other than because of termination for cause, or due to death or disability), the optionee may exercise those Options until the earlier of (i) their expiration as set forth in the applicable Option agreement, and (ii) 30 days after the date of such termination (or a longer period determined by the Administrator). If the optionee is not entitled to exercise his or her entire Option at the date of such termination, the shares of Common Stock covered by the unexercisable portion of the Option will revert to the Stock Incentive Plan. If the optionee does not exercise an Option within the time specified above after termination, that Option will expire, and the shares of Common Stock covered by it will revert to the Stock Incentive Plan.

     If an optionee holds exercisable Options on the date his or her status as an employee, officer, director or consultant terminates because of disability, the optionee may exercise those Options until the earlier of (i) their expiration as set forth in the applicable Option agreement, and (ii) six months after the date of such termination (or a longer period determined by the Administrator). If the optionee is not entitled to exercise his or her entire Option at the date of such termination, the shares of Common Stock covered by the unexercisable portion of the Option will revert to the Stock Incentive Plan. If the optionee does not exercise an Option within the time specified above after termination, that Option will expire, and the shares of Common Stock covered by it will revert to the Stock Incentive Plan.

     If an optionee holds exercisable Options on the date his or her death, the optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise those Options until the earlier of (i) their expiration as set forth in the applicable Option agreement, and (ii) six months after the date of death (or a longer period determined by the Administrator). If the optionee is not entitled to exercise his or her entire Option at the date of death, the shares of Common Stock covered by the unexercisable portion of the Option will revert to the Stock Incentive Plan. If the optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise an Option within the time specified above after termination, that Option will expire, and the shares of Common Stock covered by it will revert to the Stock Incentive Plan.

     If an optionee's status as an employee, officer, director or consultant is terminated for cause, then all Options held by optionee shall immediately be terminated and cancelled.

LIMITS ON TRANSFERABILITY OF OPTIONS

     An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the optionee, only by the optionee. Notwithstanding the foregoing, to the extent that the Administrator so authorizes at the time a nonqualified stock option is granted or amended, (i) such Option may be assigned pursuant to a qualified domestic relations order as defined by the Code, and exercised by the spouse of the optionee who obtained such Option pursuant to such qualified domestic relations order, and (ii) such Option may be assigned, in whole or in part, during the optionee's lifetime to one or more family members of the optionee. Rights under the assigned portion may be exercised by the family member(s) who acquire a proprietary interest in such Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately before such assignment and shall be set forth in such documents issued to the assignee as the Administrator deems appropriate.

     An optionee may file a written designation of a beneficiary who is to receive any Options that remain unexercised in the event of the optionee's death. If a participant is married and the designated beneficiary is not the spouse, spousal consent will be required for the designation to be effective. The optionee may change such designation of beneficiary at any time by written notice to the Administrator, subject to the above spousal consent requirement. If an optionee dies and there is no beneficiary validly designated and living at the time of the optionee's death, the Company will deliver such optionee's Options to the executor or administrator of his or her estate, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Options to the spouse or to any one or more dependents or relatives of the optionee, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate. If an optionee designates his or her spouse as beneficiary, that designation will be deemed automatically revoked if the optionee's marriage is later dissolved. Similarly, any designation of a beneficiary will be deemed automatically revoked upon the death of the beneficiary if the beneficiary predeceases the optionee. Without limiting the generality of the preceding sentence, the interest in Options of a spouse of an optionee who has predeceased the optionee or (except as otherwise provided with regard to qualified domestic relations orders) whose marriage has been dissolved will automatically pass to the optionee, and will not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor will any such interest pass under the laws of intestate succession.

STOCK AWARDS

     Subject to the express provisions and limitations of the Stock Incentive Plan, the Administrator, in its sole and absolute discretion, may grant Stock Awards to employees, officers, consultants or directors for a number of shares of Common Stock on such terms and conditions and to such employees, officers, consultants or directors as it deems advisable and specifies in the respective grants. Subject to the limitations and restrictions set forth in the Stock Incentive Plan, an employee, officer, consultant or director who has been granted an Option or Stock Award may, if otherwise eligible, be granted additional Options or Stock Awards if the Administrator shall so determine.

     The Administrator, in its sole and absolute discretion, may impose restrictions in connection with any Stock Award, including without limitation,
(i) imposing a restricted period during which all or a portion of the Common Stock subject to the Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered (the "Restricted Period"), (ii) providing for a vesting schedule with respect to such Common Stock such that if a grantee ceases to be an employee, officer, consultant or director during the Restricted Period, some or all of the shares of Common Stock subject to the Stock Award shall be immediately forfeited and returned to the Company. The Administrator may, at any time, reduce or terminate the Restricted Period. Each certificate issued in respect of shares of Common Stock pursuant to a Stock Award which is subject to restrictions shall be registered in the name of the grantee, shall be deposited by the grantee with the Company together with a stock power endorsed in blank and shall bear an appropriate legend summarizing the restrictions imposed with respect to such shares of Common Stock.

     Subject to the terms of any agreement governing a Stock Award, the grantee of a Stock Award shall have all the rights of a shareholder with respect to the Common Stock issued pursuant to a Stock Award, including the right to vote such shares of Common Stock; provided, however, that dividends or distributions paid with respect to any such shares of Common Stock which have not vested shall be deposited with the Company and shall be subject to forfeiture until the underlying shares of Common Stock have vested unless otherwise released by the Administrator in its sole discretion. A grantee shall not be entitled to interest with respect to the dividends or distributions so deposited.

     The Company will have the right to take whatever steps the Administrator deems necessary or appropriate to comply with all applicable federal, state, local, and employment tax withholding requirements, and the Company's obligations to deliver shares of Common Stock upon the exercise of an Option or in connection with a Stock Award will be conditioned upon compliance with all such withholding tax requirements. Without limiting the generality of the foregoing, upon the exercise of an Option, the Company will have the right to withhold taxes from any other compensation or other amounts which it may owe to the optionee, or to require the optionee to pay to the Company the amount of any taxes which the Company may be required to withhold with respect to the shares of Common Stock issued on such exercise. Without limiting the generality of the foregoing, the Administrator in its discretion may authorize the grantee to satisfy all or part of any withholding tax liability by (a) having the Company withhold from the shares of Common Stock which would otherwise be issued in connection with a Stock Award or on the exercise of an Option that number of shares of Common Stock having a fair market value, as of the date the withholding tax liability arises, equal to or less than the amount of the Company's withholding tax liability, or (b) by delivering to the Company previously-owned and unencumbered Shares of the Common Stock having a fair market value, as of the date the withholding tax liability arises, equal to or less than the amount of the Company's withholding tax liability.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE

     Subject to any required action by the shareholders of the Company, if the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company or a successor entity, or for other property (including without limitation, cash), through reorganization, recapitalization, reclassification, stock combination, stock dividend, stock split, reverse stock split, spin off or other similar transaction, an appropriate and proportionate adjustment will be made in the maximum number and kind of shares as to which Options and Stock Awards may be granted under this Stock Incentive Plan. A corresponding adjustment changing the number or kind of shares allocated to Stock Awards or unexercised Options which have been granted prior to any such change will likewise be made. Any such adjustment in the outstanding Options will be made without change in the aggregate purchase price applicable to the unexercised portion of the Options but with a corresponding adjustment in the price for each share or other unit of any security covered by the Option. Such adjustment will be made by the Administrator, whose determination in that respect will be final, binding, and conclusive. Where an adjustment is made to an incentive stock option, the adjustment will be made in a manner which will not be considered a "modification" under the provisions of subsection 424(h)(3) of the Internal Revenue Code.

     In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option had not been previously exercised or a Stock Award had not previously vested, it will terminate immediately prior to the consummation of such proposed dissolution or liquidation. In such instance, the Administrator may, in the exercise of its sole discretion, declare that any Stock Award shall become vested or any Option will terminate as of a date fixed by the Administrator and give each optionee the right to exercise his or her Option as to all or any part of the optioned stock, including shares of Common Stock as to which the Option would not otherwise be exercisable.

     Upon the happening of a merger, reorganization or sale of substantially all of the assets of the Company, the Administrator, may, in its sole discretion, do one or more of the following: (i) shorten the period during which Options are exercisable (provided they remain exercisable for at least 30 days after the date notice of such shortening is given to the optionees); (ii) accelerate any vesting schedule to which an Option or Stock Award is subject; (iii) arrange to have the surviving or successor entity or any parent entity thereof assume the

Stock Awards and the Options or grant replacement options with appropriate adjustments in the option prices and adjustments in the number and kind of securities issuable upon exercise or adjustments so that the Options or their replacements represent the right to purchase the shares of stock, securities or other property (including cash) as may be issuable or payable as a result of such transaction with respect to or in exchange for the number of shares of Common Stock purchasable and receivable upon exercise of the Options had such exercise occurred in full prior to such transaction; or (iv) cancel Options or unvested Stock Awards upon payment to the optionees or grantees in cash, with respect to each Option or Stock Award to the extent then exercisable or vested (including, if applicable, any Options or Stock Awards as to which the vesting schedule has been accelerated as contemplated in clause (ii) above), of an amount that is the equivalent of the excess of the fair market value of the Common Stock (at the effective time of the merger, reorganization, sale or other event) over (in the case of Options) the exercise price of the Option. The Administrator may also provide for one or more of the foregoing alternatives in any particular agreement governing an Option or Stock Award.

DATE OF GRANT

     The date of grant of an Option or Stock Award will be, for all purposes, the date as of which the Administrator makes the determination granting such Option or Stock Award, or any other, later date determined by the Administrator and specified in the Option agreement. Notice of the determination will be provided to each grantee within a reasonable time after the date of grant.

AMENDMENT AND TERMINATION OF THE STOCK INCENTIVE PLAN

     The Board may at any time amend, alter or suspend or terminate the Stock Incentive Plan.

     The Company will obtain shareholder approval of any Stock Incentive Plan amendment that increases the number of shares of Common Stock for which Options or Stock Awards may be granted, or to the extent necessary and desirable to comply with Section 422 of the Internal Revenue Code (or any successor statute) or other applicable laws, or the requirements of any exchange or quotation system on which the Common Stock is listed or quoted. Such shareholder approval, if required, will be obtained in such a manner and to such a degree as is required by the applicable law or requirement.

     No amendment, alteration, suspension or termination of the Stock Incentive Plan will impair the rights of a grantee, unless mutually agreed otherwise between the grantee and the Administrator. Any such agreement must be in writing and signed by the grantee and the Company.

CONDITIONS UPON ISSUANCE OF SHARES OF COMMON STOCK

     Shares of Common Stock will not be issued in connection with a Stock Award or pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares of Common Stock will comply with all applicable laws, and will be further subject to the approval of counsel for the Company with respect to such compliance. Any securities delivered under the Stock Incentive Plan will be subject to such restrictions, and the person acquiring such securities will, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable laws. To the extent permitted by applicable laws, the Stock Incentive Plan and Options and Stock Awards granted thereunder will be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     As a condition to the exercise of an Option or grant of a Stock Award, the Company may require the person exercising such Option or receiving such Stock Award to represent and warrant at the time of any such exercise that the shares of Common Stock are being acquired only for investment and without any present intention to sell, transfer, or distribute such shares of Common Stock.

LIABILITY OF COMPANY

     If the Company cannot, by the exercise of commercially reasonable efforts, obtain authority from any regulatory body having jurisdiction for the sale of any shares of Common Stock under this Stock Incentive Plan, and such authority is deemed by the Company's counsel to be necessary to the lawful issuance of those shares of Common Stock, the Company will be relieved of any liability for failing to issue or sell those shares of Common Stock.

     If the optioned stock covered by an Option or shares of Common Stock subject to a Stock Award exceed, as of the date of grant, the number of shares of Common Stock which may be issued under the Stock Incentive Plan without additional shareholder approval, that Option or Stock Award will be contingent with respect to such excess shares of Common Stock, unless and until shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock subject to this Stock Incentive Plan is timely obtained in accordance with the Stock Incentive Plan.

     The Company will pay all amounts payable under this Stock Incentive Plan only to the grantee, or beneficiaries entitled thereto pursuant to the Stock Incentive Plan. The Company will not be liable for the debts, contracts, or engagements of any grantee or his or her beneficiaries, and rights to cash payments under this Stock Incentive Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company.

     The Company will at all times reserve and keep available for issuance a number of shares of Common Stock sufficient to satisfy this Stock Incentive Plan's requirements during its term.

     Continuance of this Stock Incentive Plan will be subject to approval by the shareholders of the Company within 12 months before or after the date of its adoption. Such shareholder approval will be obtained in the manner and to the degree required under applicable laws. Options or Stock Awards may be granted but Options may not be exercised prior to shareholder approval of the Stock Incentive Plan. If any Options or Stock Awards are so granted and shareholder approval is not obtained within 12 months of the date of adoption of this Stock Incentive Plan by the Board, those Options or Stock Awards will terminate retroactively as of the date they were granted.

     In order to enforce any restrictions imposed upon Common Stock issued in connection with a Stock Award or upon exercise of an Option granted under this Stock Incentive Plan or to which such Common Stock may be subject, the Administrator may cause a legend or legends to be placed on any share certificates representing such Common Stock, which legend or legends will make appropriate reference to such restrictions, including, but not limited to, a restriction against sale of such Common Stock for any period of time as may be required by applicable laws. Additionally, the Administrator may impose such restrictions on any Common Stock issued pursuant to the Stock Incentive Plan as it may deem advisable.

     Neither the Stock Incentive Plan nor any Option or Stock Award confers upon a grantee any right with respect to continuing the grantee's employment or consulting relationship with the Company, or continuing service as a director, nor will they interfere in any way with the grantee's right or the Company's right to terminate such employment or consulting relationship or directorship at any time, with or without cause.

     The Stock Incentive Plan will be governed by, and construed in accordance with the laws of the State of Delaware (without giving effect to Delaware's conflicts of law principles).

DISCUSSION OF TAX CONSEQUENCES

     The following discussion of federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the Stock Incentive Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. No information is provided with respect to persons who are not citizens or residents of the United States, or a foreign, state or local tax laws, or estate and gift tax considerations. In addition, the tax consequences to a particular participant may be affected by matters not discussed herein. ACCORDINGLY, EACH PARTICIPANT IS URGED TO CONSULT HIS TAX ADVISOR CONCERNING THE TAX CONSEQUENCES TO HIM OR HER OF THE STOCK

INCENTIVE PLAN, INCLUDING THE EFFECTS OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND OF CHANGES IN THE TAX LAWS.

  Incentive Stock Options

     An optionee who is granted an Option which is an incentive stock option does not recognize taxable income at the time the Option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the Option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes compensation income at the time of disposition equal to the difference between the exercise price and the lower of
(i) the fair market value of the shares at the date of the Option exercise or
(ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as compensation income is treated as long-term or short-term capital gain or loss, depending on the holding period. The Company is entitled to a deduction in the same amount as the compensation income recognized by the optionee.

  Non-Qualified Stock Option

     An optionee who is granted an Option which is a nonqualified stock option does not recognize any taxable income at the time of the grant. Upon exercise, the optionee recognizes compensation income generally measured by the excess of the then fair market value of the shares over the exercise price. The Company is entitled to a deduction in the same amount as the compensation income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as compensation income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

  Stock Awards

     The income tax consequences resulting from a grant or purchase of restricted stock pursuant to a Stock Award will vary depending on whether the purchaser makes an election under Section 83(b) of the Internal Revenue Code. Such election may be made within 30 days of the date the restricted stock is purchased with respect to some or all of the shares of restricted stock purchased. If no election is made, the participant will not recognize any income as a result of the purchase of shares subject to the transfer restrictions and forfeiture provisions (including the Company's repurchase right, if any). The participant will recognize compensation income when the transfer restrictions or forfeiture provisions lapse or are otherwise removed in an amount equal to the difference between the purchase price paid for such shares and the fair market value of such shares when such restrictions lapse or are otherwise removed. In addition, any dividends paid on any shares while such shares are subject to transfer restrictions and forfeiture provisions will be considered compensation income and not dividend income.

     If the participant makes an election under Section 83(b) of the Code, the participant recognizes compensation income when he or she purchases the shares in an amount equal to the difference between the fair market value of such shares at the time of purchase (determined without regard to the transfer restrictions) and the purchase price paid for such shares. The participant recognizes no additional income upon the subsequent lapse or removal of the transfer restrictions or forfeiture provisions with respect to such shares, and any dividends paid on the shares while such shares are subject to the transfer restrictions and forfeiture provisions will be taxed as dividend (rather than compensation) income.

     In general, the Company is entitled to a deduction in the amount of the compensation income recognized by the participant at the time the participant recognizes such income, provided certain reporting requirements are timely met.

     If and to the extent any shares are forfeited (i.e., repurchased by the Company), the participant will be allowed to deduct -- as an ordinary deduction if no Section 83(b) election was made or as a capital loss if such an election was made -- an amount equal to the difference, if any, between the purchase price paid for the shares and the amount received as a result of the forfeiture.

     The participant will recognize a capital gain or loss upon the subsequent sale or other taxable disposition of such shares (other than a sale to the Company as a result of the forfeiture provisions), in an amount equal to the difference between the proceeds realized from the sale or other disposition and the sum of (a) the purchase price paid for such shares plus (b) in the case of a gain taxable to a participant who made a Section 83(b) election, the amount of gross income taxable as compensation to such participant as a result of the purchase of the shares.

     The Company is not entitled to any deduction corresponding to any capital gains realized by a participant.

  Stock Appreciation Rights

     The Stock Incentive Plan also provides for the grant of stock appreciation rights, or SARs. Upon exercise, the grantee recognizes compensation income generally measured by the fair market value of stock received by the grantee, or the amount of cash paid to the grantee. The Company is entitled to a deduction in the same amount as the compensation income recognized by the grantee.

  $1,000,000 Limit on Deductible Compensation

     Section 162(m) of the Internal Revenue Code provides that any publicly-traded corporation will be denied a deduction for compensation paid to certain executive officers to the extent that the compensation exceeds $1,000,000 per officer, per year. However, the deduction limit does not apply to "performance-based compensation," as defined in Section 162(m). Compensation is "performance-based compensation" if the compensation is payable solely on account of the attainment of one or more performance goals, but only if (i) the performance goals are determined by a Compensation Committee of the Board of Directors of the Company, and the Compensation Committee is comprised solely of two or more outside directors, (ii) the material terms under which the compensation is to be paid, including the performance goals, are disclosed to stockholders and approved by a majority of the vote in a separate stockholder vote before the payment of such compensation, and (iii) before any payment of such compensation, the Compensation Committee certifies that the performance goals and other material terms were in fact satisfied. The Company believes that, if the stockholders approve the Stock Incentive Plan, the Options granted thereunder (unless granted for purchase prices below the fair market value of the stock subject to the Options) will satisfy the requirements to be treated as performance-based compensation, and accordingly will not be subject to the deduction limit of Section 162(m) of the Internal Revenue Code. The Company believes, however, that it is unlikely that Stock Awards granted under the Stock Incentive Plan, or the purchase of restricted stock thereunder, will qualify as performance-based compensation. The Company's ability to deduct compensation attributable to the purchase of restricted stock under Stock Awards will therefore probably be subject to the limit of Section 162(m) of the Internal Revenue Code.

  Special Rules; Withholding of Taxes

     Special tax rules may apply to a participant who is subject to Section 16 of the Exchange Act. Other special tax rules may apply if a participant exercises an Option or a Stock Award by delivering shares of Common Stock which he or she already owns, or through a "cashless exercise."

     The Company may take whatever steps it deems appropriate to comply with any applicable withholding obligation on compensation income, including requiring any participant to pay the amount of any applicable withholding obligation in cash.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION AND APPROVAL OF THE
                 WILLIAM LYON HOMES 2000 STOCK INCENTIVE PLAN.

                                 PROPOSAL NO. 3

                     RATIFICATION OF SELECTION OF AUDITORS

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board is seeking stockholder ratification of its selection of Ernst & Young LLP to serve as the Company's auditors for the fiscal year ending December 31, 2000. Kenneth Leventhal & Company, which merged with Ernst & Young LLP in 1995, had served as the former The Presley Companies' auditors since 1987 and the our auditors since its formation. It is anticipated that representatives from Ernst & Young LLP will attend the Annual Meeting with the opportunity to make any statements they desire to make and will be available to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION
                     OF ERNST & YOUNG LLP AS OUR AUDITORS.

                                 OTHER BUSINESS

     We know of no other matters to be brought before the Annual Meeting. If other matters should come before the Annual Meeting, it is the intention of each person mentioned in the proxy to vote such proxy in accordance with his or her judgment on such matters. Discretionary authority with respect to such other matters is granted by the execution of the enclosed matters.

               STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

     Proposals by stockholders intended to be presented at the next annual meeting in 2001 must be sent in writing to the Vice President and Corporate Secretary of the Company at our principal executive offices and received by December 7, 2000 to be considered for inclusion in the Company's proxy material under the rules of the Securities and Exchange Commission. In addition, the proxy statement for the next year's annual meeting will confer discretionary authority to the Board of Directors to vote on any stockholder proposal presented, unless the Company receives timely notice of such stockholder as provided for in the Company's Bylaws.

     The Bylaws of the Company require that all proposals for business to be transacted at a stockholder meeting, other than those made by the Board of Directors, be made pursuant to written notice to the Secretary of the Company. The notice must be received not later than 90 days in advance of such meeting, or, if later, the seventh day following the first public announcement of the date of such meeting. The notice must set forth a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, the name and address, as they appear on the Company's books, of the stockholder proposing such business, the class and number of shares of the Company which are beneficially owned by the stockholder, and any material interest of the stockholder in such business. In addition, the stockholder making such proposal shall promptly provide any other information reasonably requested by the Company.

     The Bylaws of the Company require that all nominations for persons to be elected Directors, other than those made by the Board of Directors, be made pursuant to written notice to the Secretary of the Company. The notice must be received not later than 90 days in advance of such meeting, or, if later, the seventh day following the first public announcement of the date of such meeting. The notice must set forth the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated, a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting and nominate the person or persons specified in the notice, a description of all arrangements or understanding between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder, such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the United States Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors, and the consent of each nominee to serve as a director of the Company if so elected. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the Company.

                      FINANCIAL STATEMENTS; ANNUAL REPORT

     Our 1999 Annual Report, exclusive of exhibits, including financial statements for fiscal year 1999, accompanies this Proxy Statement. Additional copies of our 1999 Annual Report may be obtained by writing to: William Lyon Homes, Attn: Investor Relations, 4490 Von Karman Avenue, Newport Beach, California 92660.

                                                                      APPENDIX A

                               WILLIAM LYON HOMES

                           2000 STOCK INCENTIVE PLAN

     1. PURPOSES OF THE PLAN. The purposes of this Plan are:

          (a) to attract and retain the best available personnel for positions of substantial responsibility,

          (b) to provide additional incentive to selected key Employees, Consultants and Directors, and

          (c) to promote the success of the Company's business.

     2. DEFINITIONS. For the purposes of this Plan, the following terms will have the following meanings:

          (a) "Administrator" means the Board or any of its Committees that administer the Plan, in accordance with Section 4.

          (b) "Applicable Laws" means the legal requirements relating to the administration of and issuance of securities under stock incentive plans, including, without limitation, the requirements of state corporations law, federal and state securities law, federal and state tax law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted. For all purposes of this Plan, references to statutes and regulations shall be deemed to include any successor statutes and regulations, to the extent reasonably appropriate as determined by the Administrator.

          (c) "Board" means the Board of Directors of the Company.

          (d) "Cause" shall have the meaning set forth in a Grantee's employment or consulting agreement with the Company (if any), or if not defined therein, shall mean (i) acts or omissions by the Grantee which constitute intentional material misconduct or a knowing violation of a material written policy of the Company or any of its subsidiaries, (ii) the Grantee personally receiving a benefit in money, property or services from the Company or any of its subsidiaries or from another person dealing with the Company or any of its subsidiaries, in material violation of applicable law or written Company policy, (iii) an act of fraud, conversion, misappropriation, or embezzlement by the Grantee or his conviction of, or entering a guilty plea or plea of no contest with respect to, a felony, or the equivalent thereof (other than DUI), or (iv) any material misuse or improper disclosure of confidential or proprietary information of the Company.

          (e) "Code" means the Internal Revenue Code of 1986, as amended. For all purposes of this Plan, references to Code sections shall be deemed to include any successor Code sections, to the extent reasonably appropriate as determined by the Administrator.

          (f) "Committee" means a Committee appointed by the Board in accordance with Section 4.

          (g) "Common Stock" means the common stock, $0.01 par value per share, of the Company.

          (h) "Company" means William Lyon Homes, a Delaware corporation.

          (i) "Consultant" means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render bona fide services and who is compensated for such services, provided that the term "Consultant" does not include (i) Employees or (ii) Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors. Notwithstanding the foregoing, "Consultant" shall not include an individual who provides services in connection with the offer and sale of securities in a capital-raising transaction or services that directly or indirectly promote or maintain a market for the Company's securities.

          (j) "Continuous Status as an Employee, Director or Consultant" means that the employment, director or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary, or by the Employee, Director or Consultant. Continuous Status as an Employee, Director or Consultant will not be considered interrupted in the case of: (i) any leave of absence approved by the

     Board, including sick leave, military leave, or any other personal leave, provided, that for purposes of Incentive Stock Options, any such leave may not exceed 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company polices) or statute; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

          (k) "Director" means a member of the Board.

          (l) "Disability" means total and permanent disability as defined in
     Section 22(e)(3) of the Code.

          (m) "Employee" means any person, including Officers and Directors employed as a common law employee by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company will be sufficient, in and of itself, to constitute "employment" by the Company.

          (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (o) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

             (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the National Market System of NASDAQ, the Fair Market Value of a Share of Common Stock will be the closing sales price for such stock (or the closing bid, if no sales are reported) as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or any other source the Administrator considers reliable.

             (ii) If the Common Stock is quoted on the NASDAQ System (but not on the NASDAQ National Market System) or is regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share of Common Stock will be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or any other source the Administrator considers reliable.

             (iii) If the Common Stock is not traded as set forth above, the Fair Market Value will be determined in good faith by the Administrator with reference to the earnings history, book value and prospects of the Company in light of market conditions generally, and any other factors the Administrator considers appropriate, such determination by the Administrator to be final, conclusive and binding.

          (p) "Family Member" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee's household (other than a tenant or employee), a trust in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent of the voting interests.

          (q) "Grantee" shall mean (i) any Optionee or (ii) any Employee, Consultant or Director to whom a Stock Award has been granted pursuant to this Plan.

          (r) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (s) "NASDAQ" means the National Association of Securities Dealers, Inc. Automated Quotation System.

          (t) "Nonqualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (u) "Officer" means a person who is an officer of the Company within the meaning of Section 15 of the Exchange Act and the rules and regulations promulgated thereunder.

          (v) "Option" means a stock option granted under this Plan.

          (w) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement is subject to the terms and conditions of this Plan.

          (x) "Option Exchange Program" means a program in which outstanding Options are surrendered in exchange for Options with a lower exercise price.

          (y) "Optioned Stock" means the Common Stock subject to an Option.

          (z) "Optionee" means an Employee, Consultant or Director who holds an outstanding Option.

          (aa) "Parent" means a "parent corporation" with respect to the Company, whether now or later existing, as defined in Section 424(e) of the Code.

          (bb) "Plan" means this 2000 Stock Incentive Plan.

          (cc) "Section" means, except as otherwise specified, a section of this Plan.

          (dd) "Share" means a share of the Common Stock, as adjusted in accordance with Section 16.

          (ee) "Stock Award" shall mean a grant or sale by the Company of a specified number of Shares upon terms and conditions determined by the Administrator.

          (ff) "Stock Appreciation Right" shall mean the right to surrender an Option (or a portion thereof) in exchange for cash or shares of Common Stock.

          (gg) "Subsidiary" means a "subsidiary corporation" with respect to the Company, whether now or later existing, as defined in Section 424(f) of the Code.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 16 of the Plan, the maximum aggregate number of Shares which may be issued under the Plan will be One Million (1,000,000) Shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, or if a Stock Award shall be cancelled or surrendered or expire for any reason without having been received in full, the Shares that were not purchased or received which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). If the Company reacquires Shares which were issued pursuant to the exercise of an Option or grant of a Stock Award, however, those reacquired Shares will not be available for future grant under the Plan.

     4. ADMINISTRATION OF THE PLAN.

          (a) Procedure.

             (i) Composition of the Administrator. The Plan will be administered by (A) the Board, or (B) a Committee designated by the Board, which Committee will be constituted to satisfy Applicable Laws. Once appointed, a Committee will serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan. Notwithstanding the foregoing, unless the Board expressly resolves to the contrary, from and after such time as the Company is registered pursuant to Section 12 of the Exchange Act, the Plan will be administered only by a Committee, which will then consist solely of persons who are both "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Exchange Act and "outside directors" within the meaning of Section 162(m) of the Code; provided, however, the failure of the Committee to be composed solely of individuals who are both "non-employee directors" and "outside directors" shall not render ineffective or void any awards or grants made by, or other actions taken by, such Committee.

             (ii) Multiple Administrative Bodies. The Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees and Consultants who are neither Directors nor Officers.

          (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to that Committee, the Administrator will have the authority, in its discretion:

             (i) to determine the Fair Market Value of the Common Stock, in accordance with Section (o);

             (ii) to select the Consultants, Employees or Directors to whom Options or Stock Awards may be granted;

             (iii) to determine whether and to what extent Options or Stock Awards are granted, and whether Options are intended as Incentive Stock Options or Nonqualified Stock Options;

             (iv) to determine the number of shares of Common Stock to be covered by each Option or Stock Award granted;

             (v) to approve forms of Option Agreement and agreements governing Stock Awards;

             (vi) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any grant of Options or Stock Awards, including, but not limited to, (A) the Options' exercise price, (B) the time or times when Options may be exercised or Stock Awards will be vested, which may be based on performance criteria or other reasonable conditions such as Continuous Status as an Employee, Director or Consultant, (C) any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option, Optioned Stock or Stock Award, based in each case on factors that the Administrator determines in its sole discretion, including but not limited to a requirement subjecting the Optioned Stock or Shares to (i) certain restrictions on transfer (including without limitation a prohibition on transfer for a specified period of time and/or a right of first refusal in favor of the Company), and (ii) a right of repurchase in favor of the Company upon termination of the Grantee's Continuous Status as an Employee, Director or Consultant;

             (vii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to a grant of Options under this Plan will be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

             (viii) to determine whether an Option will include a Stock Appreciation Right and the terms of any such Stock Appreciation Right;

             (ix) to reduce the exercise price of any Option to the Fair Market Value at the time of the reduction, if the Fair Market Value of the Common Stock covered by that Option has declined since the date it was granted;

             (x) to construe and interpret the terms of this Plan;

             (xi) to prescribe, amend, and rescind rules and regulations relating to the administration of this Plan;

             (xii) to modify or amend each Option or Stock Award, subject to
        Section 18(c);

             (xiii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

             (xiv) to institute an Option Exchange Program;

             (xv) to accelerate the vesting or exercisability of an Option or Stock Award;

             (xvi) to determine the terms and restrictions applicable to Options or Stock Awards; and

             (xvii) to make all other determinations it considers necessary or advisable for administering this Plan.

          (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations will be final and binding on all holders of Options or Stock Awards.

     5. ELIGIBILITY. Options granted under this Plan may be Incentive Stock Options or Nonqualified Stock Options, as determined by the Administrator at the time of grant. Nonqualified Stock Options and Stock Awards may be granted to Employees, Consultants and Directors. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee, Consultant or Director who has been granted an Option or a Stock Award may be granted additional Options or Stock Awards.

     6. LIMITATIONS ON GRANTS OF INCENTIVE STOCK OPTIONS. Each Option will be designated in the Option Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designations, if the Shares subject to an Optionee's Incentive Stock Options (granted under all plans of the Company or any Parent or Subsidiary), which become exercisable for the first time during any calendar year, have a Fair Market Value in excess of $100,000, the Options accounting for this excess will be treated as Nonqualified Stock Options. For purposes of this Section 6, Incentive Stock Options will be taken into account in the order in which they were granted, and the Fair Market Value of the Shares will be determined as of the time of grant.

     7. LIMIT ON ANNUAL GRANTS TO INDIVIDUALS. From and after such time as the Company is required to be registered pursuant to Section 12 of the Exchange Act, no Optionee may receive grants, during any fiscal year of the Company or portion thereof, of Options which, in the aggregate, cover more than One Million (1,000,000) Shares, subject to adjustment as provided in Section 16. If an Option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to that expired or terminated Option will continue to count against the maximum numbers of shares for which Options may be granted to an Optionee during any fiscal year of the Company or portion thereof.

     8. TERM OF THE PLAN. Subject to Section 22, this Plan will become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 22. It will continue in effect for a term of ten years unless terminated earlier under Section 18. Unless otherwise provided in this Plan, its termination will not affect the validity of any Option Agreement or Stock Award outstanding at the date of termination.

     9. TERM OF OPTION. The term of each Option will be stated in the Option Agreement; provided, however, that in no event may the term be more than ten years from the date of grant. In addition, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent of the voting power of all classes of capital stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five years from the date of grant or any shorter term specified in the Option Agreement.

     10. OPTION EXERCISE PRICE AND CONSIDERATION.

          (a) Exercise Price of Incentive Stock Options. The exercise price for Shares to be issued pursuant to exercise of an Incentive Stock Option will be determined by the Administrator provided that the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant; provided, further that in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent of the voting power of all classes of capital stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant.

          (b) Exercise Price of Nonqualified Stock Options. In the case of a Nonqualified Stock Option, the exercise price for Shares to be issued pursuant to the exercise of any such Option will be determined by the Administrator.

          (c) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions which must be satisfied before the Option may be exercised. Exercise of an Option may be conditioned upon performance criteria or other reasonable conditions such as Continuous Status as an Employee, Director or Consultant.

          (d) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist partially or entirely of:

             (i) cash;

             (ii) a promissory note made by the Optionee in favor of the Company;

             (iii) other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which an Option will be exercised;

             (iv) delivery of a properly executed exercise notice together with any other documentation as the Administrator and the Optionee's broker, if applicable, requires to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

             (v) any other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     11. STOCK APPRECIATION RIGHTS. If deemed appropriate by the Administrator, any Option may be coupled with a Stock Appreciation Right at the time of the grant of the Option, or, the Administrator may grant a Stock Appreciation Right to any Optionee at any time after granting an Option to such Optionee prior to the expiration of such Option. A Stock Appreciation Right shall be subject to such terms and conditions as the Administrator shall impose, provided that: (i) a Stock Appreciation Right shall be exercisable to the extent, and only to the extent, the associated Option is exercisable and shall be exercisable only for such period as the Administrator shall determine (which period may expire prior to the expiration of the Option); and (ii) a Stock Appreciation Right shall entitle the Optionee to surrender to the Company the associated unexercised Option (or any portion thereof), and to receive from the Company in exchange therefor a number of shares of Common Stock (or, to the extent permitted by the Administrator, cash) having an aggregate Fair Market Value equal to the excess of the Fair Market Value of one share of Common Stock over the Option exercise price per share multiplied by the number of shares of Common Stock subject to the Option (or portion thereof) that is surrendered.

     12. EXERCISE OF OPTION.

          (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at times and under conditions determined by the Administrator and set forth in the Option Agreement; provided, however, that an Option may not be exercised for a fraction of a Share.

          An Option will be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, (ii) full payment for the Shares with respect to which the Option is exercised, and (iii) all representations, indemnifications and documents reasonably requested by the Administrator. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and this Plan. Shares issued upon exercise of an Option will be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. Subject to the provisions of Sections 15, 19, and 20, the Company will issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 16 of the Plan. Notwithstanding the foregoing, the Administrator in its discretion may require the Company to retain possession of any certificate evidencing Shares of Common Stock acquired upon exercise of an Option, if those Shares remain subject to repurchase under the provisions of the Option Agreement or any other agreement between the Company and the Optionee, or if those Shares are collateral for a loan or obligation due to the Company.

          Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of this Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Employment or Consulting Relationship or Directorship. If an Optionee holds exercisable Options on the date his or her Continuous Status as an Employee, Director or Consultant terminates (other than because of termination due to Cause, death or Disability), the Optionee may exercise those Options until the earlier of (i) their expiration as set forth in the Option Agreement, and (ii) 30 days after the date of such termination (or a longer period determined by the Administrator). If the Optionee is not entitled to exercise his or her entire Option at the date of such termination, the Shares covered by the unexercisable portion of the Option will revert to the Plan. If the Optionee does not exercise an Option within the time specified above after termination, that Option will expire, and the Shares covered by it will revert to the Plan.

          (c) Disability of Optionee. If an Optionee holds exercisable Options on the date his or her Continuous Status as an Employee, Director or Consultant terminates because of Disability, the Optionee may exercise those Options until the earlier of (i) their expiration as set forth in the Option Agreement, and (ii) six months after the date of such termination (or a longer period determined by the Administrator). If the Optionee is not entitled to exercise his or her entire Option at the date of such termination, the Shares covered by the unexercisable portion of the Option will revert to the Plan. If the Optionee does not exercise an Option within the time specified above after termination, that Option will expire, and the Shares covered by it will revert to the Plan.

          (d) Death of Optionee. If an Optionee holds exercisable Options on the date his or her death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise those Options until the earlier of (i) their expiration as set forth in the Option Agreement, and (ii) six months after the date of death (or a longer period determined by the Administrator). If the Optionee is not entitled to exercise his or her entire Option at the date of death, the Shares covered by the unexercisable portion of the Option will revert to the Plan. If the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise an Option within the time specified above after termination, that Option will expire, and the Shares covered by it will revert to the Plan.

          (e) Termination for Cause. If an Optionee's Continuous Status as an Employee, Director or Consultant is terminated for Cause, then all Options held by Optionee shall immediately be terminated and cancelled.

          (f) Disqualifying Dispositions of Incentive Stock Options. If Common Stock acquired upon exercise of any Incentive Stock Option is disposed of in a disposition that, under Section 422 of the Code, disqualifies the holder from the application of Section 421(a) of the Code, the holder of the Common Stock immediately before the disposition will comply with any requirements imposed by the Company in order to enable the Company to secure the related income tax deduction to which it is entitled in such event.

     13. NON-TRANSFERABILITY OF OPTIONS.

          (a) No Transfer. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. Notwithstanding the foregoing, to the extent that the Administrator so authorizes at the time a Nonqualified Stock Option is granted or amended, (i) such Option may be assigned pursuant to a qualified domestic relations order as defined by the Code, and exercised by the spouse of the Optionee who obtained such Option pursuant to such qualified domestic relations order, and (ii) such Option may be assigned, in whole or in part, during the Optionee's lifetime to one or more Family Members of the Optionee. Rights under the assigned portion may be exercised by the Family Member(s) who acquire a proprietary interest in such Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately before such assignment and shall be set forth in such documents issued to the assignee as the Administrator deems appropriate.

          (b) Designation of Beneficiary. An Optionee may file a written designation of a beneficiary who is to receive any Options that remain unexercised in the event of the Optionee's death. If a participant is married and the designated beneficiary is not the spouse, spousal consent will be required for the designation to be effective. The Optionee may change such designation of beneficiary at any time by written notice to the Administrator, subject to the above spousal consent requirement.

          (c) Effect of No Designation. If an Optionee dies and there is no beneficiary validly designated and living at the time of the Optionee's death, the Company will deliver such Optionee's Options to the executor or administrator of his or her estate, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Options to the spouse or to any one or more dependents or relatives of the Optionee, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

          (d) Death of Spouse or Dissolution of Marriage. If an Optionee designates his or her spouse as beneficiary, that designation will be deemed automatically revoked if the Optionee's marriage is later dissolved. Similarly, any designation of a beneficiary will be deemed automatically revoked upon the death of the beneficiary if the beneficiary predeceases the Optionee. Without limiting the generality of the preceding sentence, the interest in Options of a spouse of an Optionee who has predeceased the Optionee or (except as provided in Section 13(a) regarding qualified domestic relations orders) whose marriage has been dissolved will automatically pass to the Optionee, and will not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor will any such interest pass under the laws of intestate succession.

     14. STOCK AWARDS.

          (a) Grant. Subject to the express provisions and limitations of the Plan, the Administrator, in its sole and absolute discretion, may grant Stock Awards to Employees, Consultants or Directors for a number of shares of Common Stock on such terms and conditions and to such Employees, Consultants or Directors as it deems advisable and specifies in the respective grants. Subject to the limitations and restrictions set forth in the Plan, an Employee, Consultant or Director who has been granted a Option or Stock Award may, if otherwise eligible, be granted additional Options or Stock Awards if the Administrator shall so determine.

          (b) Restrictions. The Administrator, in its sole and absolute discretion, may impose restrictions in connection with any Stock Award, including without limitation, (i) imposing a restricted period during which all or a portion of the Common Stock subject to the Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered (the "Restricted Period"), (ii) providing for a vesting schedule with respect to such Common Stock such that if a Grantee ceases to be an Employee, Consultant or Director during the Restricted Period, some or all of the shares of Common Stock subject to the Stock Award shall be immediately forfeited and returned to the Corporation. The Administrator may, at any time, reduce or terminate the Restricted Period. Each certificate issued in respect of shares of

     Common Stock pursuant to a Stock Award which is subject to restrictions shall be registered in the name of the Grantee, shall be deposited by the Grantee with the Company together with a stock power endorsed in blank and shall bear an appropriate legend summarizing the restrictions imposed with respect to such shares of Common Stock.

          (c) Rights As Shareholder. Subject to the terms of any agreement governing a Stock Award, the Grantee of a Stock Award shall have all the rights of a shareholder with respect to the Common Stock issued pursuant to a Stock Award, including the right to vote such Shares; provided, however, that dividends or distributions paid with respect to any such Shares which have not vested shall be deposited with the Company and shall be subject to forfeiture until the underlying Shares have vested unless otherwise released by the Administrator in its sole discretion. A Grantee shall not be entitled to interest with respect to the dividends or distributions so deposited.

     15. WITHHOLDING TAXES. The Company will have the right to take whatever steps the Administrator deems necessary or appropriate to comply with all applicable federal, state, local, and employment tax withholding requirements, and the Company's obligations to deliver Shares upon the exercise of an Option or in connection with a Stock Award will be conditioned upon compliance with all such withholding tax requirements. Without limiting the generality of the foregoing, upon the exercise of an Option, the Company will have the right to withhold taxes from any other compensation or other amounts which it may owe to the Optionee, or to require the Optionee to pay to the Company the amount of any taxes which the Company may be required to withhold with respect to the Shares issued on such exercise. Without limiting the generality of the foregoing, the Administrator in its discretion may authorize the Grantee to satisfy all or part of any withholding tax liability by (a) having the Company withhold from the Shares which would otherwise be issued in connection with a Stock Award or on the exercise of an Option that number of Shares having a Fair Market Value, as of the date the withholding tax liability arises, equal to or less than the amount of the Company's withholding tax liability, or (b) by delivering to the Company previously-owned and unencumbered Shares of the Common Stock having a Fair Market Value, as of the date the withholding tax liability arises, equal to or less than the amount of the Company's withholding tax liability.

     16. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE.

          (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, if the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company or a successor entity, or for other property (including without limitation, cash), through reorganization, recapitalization, reclassification, stock combination, stock dividend, stock split, reverse stock split, spin off or other similar transaction, an appropriate and proportionate adjustment will be made in the maximum number and kind of shares as to which Options and Stock Awards may be granted under this Plan. A corresponding adjustment changing the number or kind of shares allocated to Stock Awards or unexercised Options which have been granted prior to any such change will likewise be made. Any such adjustment in the outstanding Options will be made without change in the aggregate purchase price applicable to the unexercised portion of the Options but with a corresponding adjustment in the price for each share or other unit of any security covered by the Option. Such adjustment will be made by the Administrator, whose determination in that respect will be final, binding, and conclusive.

          Where an adjustment under this Section 16(a) is made to an Incentive Stock Option, the adjustment will be made in a manner which will not be considered a "modification" under the provisions of subsection 424(h)(3) of the Code.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option had not been previously exercised or a Stock Award had not previously vested, it will terminate immediately prior to the consummation of such proposed dissolution or liquidation. In such instance, the Administrator may, in the exercise of its sole discretion, declare that any Stock Award shall become vested or any Option will terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

          (c) Corporate Transaction. Upon the happening of a merger, reorganization or sale of substantially all of the assets of the Company, the Administrator, may, in its sole discretion, do one or more of the following: (i) shorten the period during which Options are exercisable (provided they remain exercisable for at least 30 days after the date notice of such shortening is given to the Optionees); (ii) accelerate any vesting schedule to which an Option or Stock Award is subject; (iii) arrange to have the surviving or successor entity or any parent entity thereof assume the Stock Awards and the Options or grant replacement options with appropriate adjustments in the option prices and adjustments in the number and kind of securities issuable upon exercise or adjustments so that the Options or their replacements represent the right to purchase the shares of stock, securities or other property (including cash) as may be issuable or payable as a result of such transaction with respect to or in exchange for the number of Shares of Common Stock purchasable and receivable upon exercise of the Options had such exercise occurred in full prior to such transaction; or (iv) cancel Options or unvested Stock Awards upon payment to the Optionees or Grantees in cash, with respect to each Option or Stock Award to the extent then exercisable or vested (including, if applicable, any Options or Stock Awards as to which the vesting schedule has been accelerated as contemplated in clause (ii) above), of an amount that is the equivalent of the excess of the Fair Market Value of the Common Stock (at the effective time of the merger, reorganization, sale or other event) over (in the case of Options) the exercise price of the Option. The Administrator may also provide for one or more of the foregoing alternatives in any particular Option Agreement or agreement governing a Stock Award.

     17. DATE OF GRANT. The date of grant of an Option or Stock Award will be, for all purposes, the date as of which the Administrator makes the determination granting such Option or Stock Award, or any other, later date determined by the Administrator and specified in the Option Agreement. Notice of the determination will be provided to each Grantee within a reasonable time after the date of grant.

     18. AMENDMENT AND TERMINATION OF THE PLAN.

          (a) Amendment and Termination. The Board may at any time amend, alter or suspend or terminate the Plan.

          (b) Shareholder Approval. The Company will obtain shareholder approval of any Plan amendment that increases the number of Shares for which Options or Stock Awards may be granted, or to the extent necessary and desirable to comply with Section 422 of the Code (or any successor statute) or other Applicable Laws, or the requirements of any exchange or quotation system on which the Common Stock is listed or quoted. Such shareholder approval, if required, will be obtained in such a manner and to such a degree as is required by the Applicable Law or requirement.

          (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of a Grantee, unless mutually agreed otherwise between the Grantee and the Administrator. Any such agreement must be in writing and signed by the Grantee and the Company.

     19. CONDITIONS UPON ISSUANCE OF SHARES.

          (a) Legal Compliance. Shares will not be issued in connection with a Stock Award or pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares will comply with all Applicable Laws, and will be further subject to the approval of counsel for the Company with respect to such compliance. Any securities delivered under the Plan will be subject to such restrictions, and the person acquiring such securities will, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Laws. To the extent permitted by Applicable Laws, the Plan and Options and Stock Awards granted hereunder will be deemed amended to the extent necessary to conform to such laws, rules and regulations.

          (b) Investment Representation. As a condition to the exercise of an Option or grant of a Stock Award, the Company may require the person exercising such Option or receiving such Stock Award to represent and warrant at the time of any such exercise that the Shares are being acquired only for investment and without any present intention to sell, transfer, or distribute such Shares.

     20. LIABILITY OF COMPANY.

          (a) Inability to Obtain Authority. If the Company cannot, by the exercise of commercially reasonable efforts, obtain authority from any regulatory body having jurisdiction for the sale of any Shares under this Plan, and such authority is deemed by the Company's counsel to be necessary to the lawful issuance of those Shares, the Company will be relieved of any liability for failing to issue or sell those Shares.

          (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option or Shares subject to a Stock Award exceed, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, that Option or Stock Award will be contingent with respect to such excess Shares, unless and until shareholder approval of an amendment sufficiently increasing the number of Shares subject to this Plan is timely obtained in accordance with Section 18(b).

          (c) Rights of Participants and Beneficiaries. The Company will pay all amounts payable under this Plan only to the Grantee, or beneficiaries entitled thereto pursuant to this Plan. The Company will not be liable for the debts, contracts, or engagements of any Grantee or his or her beneficiaries, and rights to cash payments under this Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company.

     21. RESERVATION OF SHARES. The Company will at all times reserve and keep available for issuance a number of Shares sufficient to satisfy this Plan's requirements during its term.

     22. SHAREHOLDER APPROVAL. Continuance of this Plan will be subject to approval by the shareholders of the Company within 12 months before or after the date of its adoption. Such shareholder approval will be obtained in the manner and to the degree required under Applicable Laws. Options or Stock Awards may be granted but Options may not be exercised prior to shareholder approval of the Plan. If any Options or Stock Awards are so granted and shareholder approval is not obtained within 12 months of the date of adoption of this Plan by the Board, those Options or Stock Awards will terminate retroactively as of the date they were granted.

     23. LEGENDING SHARE CERTIFICATES. In order to enforce any restrictions imposed upon Common Stock issued in connection with a Stock Award or upon exercise of an Option granted under this Plan or to which such Common Stock may be subject, the Administrator may cause a legend or legends to be placed on any share certificates representing such Common Stock, which legend or legends will make appropriate reference to such restrictions, including, but not limited to, a restriction against sale of such Common Stock for any period of time as may be required by Applicable Laws. Additionally, and not by way of limitation, the Administrator may impose such restrictions on any Common Stock issued pursuant to the Plan as it may deem advisable.

     24. NO EMPLOYMENT RIGHTS. Neither this Plan nor any Option or Stock Award will confer upon a Grantee any right with respect to continuing the Grantee's employment or consulting relationship with the Company, or continuing service as a Director, nor will they interfere in any way with the Grantee's right or the Company's right to terminate such employment or consulting relationship or directorship at any time, with or without cause.

     25. GOVERNING LAW. The Plan will be governed by, and construed in accordance with the laws of the State of Delaware (without giving effect to conflicts of law principles).

                                      PROXY

                               WILLIAM LYON HOMES

    PROXY FOR ANNUAL MEETING OF HOLDERS OF COMMON STOCK OF WILLIAM LYON HOMES
                         TO BE HELD TUESDAY, MAY 9, 2000

        The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of William Lyon Homes dated April 7, 2000 and the accompanying Proxy Statement relating to the above-referenced Annual Meeting, and hereby appoints David M. Siegel, or in his absence, Nancy M. Harlan, with full power to each of substitution in each, as attorneys and proxies of the undersigned.

        Said proxies are hereby given authority to vote all shares of common stock of William Lyon Homes which the undersigned may be entitled to vote at the Annual Meeting of Holders of Common Stock of William Lyon Homes, to be held at 3:30 p.m. local time, on Tuesday, May 9, 2000, at the Irvine Marriott, 1800 Von Karman Avenue, Irvine, California 92612 and at any and all adjournments or postponements thereof (the "Annual Meeting") on behalf of the undersigned on the matters set forth on the reverse side hereof and in the manner designated thereon.

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF WILLIAM LYON HOMES, AND WHEN PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS IN THIS PROXY. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES NAMED AS DIRECTORS OF WILLIAM LYON HOMES ON THE REVERSE SIDE HEREOF, FOR THE ADOPTION AND APPROVAL OF THE WILLIAM LYON HOMES 2000 STOCK INCENTIVE PLAN, AND FOR THE RATIFICATION OF THE BOARD'S SELECTION OF AUDITORS.

              PLEASE DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY
                            IN THE ENCLOSED ENVELOPE

                               (SEE REVERSE SIDE)



                            _ FOLD AND DETACH HERE _

                                                                                     Please
                                                                                     mark your
                                                                                     votes as
                                                                                     indicated
                                                                                     in this
                                                                                     example     [X]

1.  Election of Nine Directors:
    Nominees:  William Lyon, Wade H. Cable, James E. Dalton, Richard E. Frankel,    FOR                  WITHHOLD
               William H. Lyon, William H. McFarland, Michael L. Meyer, Raymond                          AUTHORITY
               A. Watt, and Randolph W. Westerfield                                 [ ]                     [ ]

        INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
        WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED:

    ----------------------------------------------------------------------------

2.  Proposal to adopt and approve the William Lyon Homes 2000 Stock Incentive       FOR      AGAINST      ABSTAIN
    Plan                                                                            [ ]        [ ]          [ ]

3.  Proposal to ratify the Board of Director's selection of Ernst & Young LLP as    FOR      AGAINST      ABSTAIN
    the Company's auditors for the fiscal year ending December 31, 2000             [ ]        [ ]          [ ]


This Proxy will be voted as directed or, if no direction is indicated, the proxies are authorized to vote in their discretion "FOR" the election of the above-listed nominees or such substitute nominee(s) for directors as the Board of Directors of William Lyon Homes shall select and "FOR" each of the proposals listed above and upon such other matters as may properly come before the Annual Meeting.

                                            Dated:
                                                  -----------------------, 2000


                                            ------------------------------------
                                                          (Signature)


                                            ------------------------------------
                                                           (Title)


                                            ------------------------------------
                                                (Signature if held jointly)

                                             Note: Please date and sign exactly
                                             as your name(s) appear on this
                                             proxy card. If shares are
                                             registered in more than one name,
                                             all such persons should sign. A
                                             corporation should sign in its full
                                             corporate name by a duly authorized
                                             officer, stating his title. When
                                             signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please sign in your official
                                             capacity and give your full title
                                             as such. If a partnership, please
                                             sign in the partnership name by an
                                             authorized person.




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